UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07173

T. Rowe Price Spectrum Funds II, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Spectrum Moderate Growth Allocation Fund	May 31, 2021
TRSGX	Investor Class
TGIPX	I Class

T. ROWE PRICE SPECTRUM ALLOCATION FUNDS

HIGHLIGHTS

■

The Spectrum Allocation Funds delivered strong absolute and relative returns over the 12 months ended May 31, 2021, as each fund outperformed its respective combined index benchmark and Lipper peer group index.

■

Low interest rates, unprecedented fiscal stimulus, and indications of significant pent-up demand have bolstered expectations for an acceleration in economic activity. However, there are headwinds to the recovery, including the potential for higher corporate tax rates in the U.S., continued supply chain disruptions, and central bank missteps.

■

We tilted to an underweight to stocks relative to bonds, as the risk/reward profile for equities looks less compelling after their dramatic rebound from March 2020 lows. We are overweight value stocks, as they may continue to be boosted by improving economic growth, and we favor fixed income sectors that would benefit from higher interest rates and inflation.

■

We believe that the funds’ diversification and flexibility to identify investment opportunities across sectors and regions should allow us to generate solid long-term returns in a variety of market environments.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global stock markets produced very strong returns during your fund’s fiscal year, the 12-month period ended May 31, 2021, while rising yields weighed on returns in some bond sectors. Investor sentiment was buoyed by the rollout of coronavirus vaccines, unprecedented fiscal and monetary stimulus, and expectations that the economy would benefit from a release of pent-up demand.

All major global and regional equity benchmarks recorded positive results during the period, and returns in the 20% to 50% range were common across developed and emerging markets. The large-cap S&P 500 Index gained 40% for the 12-month period and finished up nearly 25% above where it stood just before the pandemic roiled markets early last year.

Market leadership shifted during the period as successful vaccine trials in November spurred a rotation toward segments that had been beaten down in the initial phase of the pandemic. Value shares rebounded and outperformed their growth counterparts for the reporting period, and sector leaders also changed. Within the S&P 500, financial stocks produced strong gains as banks benefited from rising longer-term interest rates, and the materials and the industrials and business services sectors outperformed amid higher commodity prices and a rebound in economic growth. Energy stocks, which had negative results in the first half of our reporting period, staged a strong recovery as oil prices rallied to their highest level in more than two years. Meanwhile, information technology and consumer discretionary companies, which had been the big winners in the early days of the pandemic, produced more modest gains later in the period.

Outside the U.S., emerging markets generally outpaced stocks in developed markets. A weaker U.S. dollar aided returns for U.S. investors in most regions.

Fiscal and monetary support remained a key factor in providing a positive backdrop for markets. President Joe Biden signed the American Rescue Plan Act into law in March, a $1.9 trillion program that included direct payments of up to $1,400 to most Americans. The Federal Reserve kept its short-term lending rate near zero, and policymakers emphasized that the time had not yet arrived for scaling back asset purchases designed to keep downward pressure on long-term interest rates.

Economic news was also generally positive. According to the latest estimate, U.S. gross domestic product grew at an annualized rate of 6.4% in the first quarter of 2021 following 4.3% growth in the fourth quarter of 2020.

Meanwhile, overall profits for companies in the S&P 500 rose by roughly 52% versus the year before in the first quarter, according to FactSet—the best showing since late 2009.

Inflation data drew increasing attention later in the period as investors tried to assess the impact of higher prices on the broader economy as well as the chance that an overheating economy might lead the Fed to start rolling back its accommodative monetary policies earlier than expected. The central bank’s preferred inflation measure, the core personal consumption expenditures price index, increased 3.1% in the year ended in April, the biggest increase in nearly three decades and above the Fed’s 2% inflation target. However, Fed policymakers stressed that the increase in inflation was a temporary result of the economic recovery and that they remain committed to accommodative policy.

As expected—since higher prices erode the value of the fixed payments provided by bonds—rising inflation concerns were more evident in the fixed income market than in equities. Yields of longer-term Treasuries surged during the first quarter of 2021 as inflation expectations increased, weighing on returns for the sector. (Bond prices and yields move in opposite directions.) High yield bonds, which are less sensitive to interest rate changes, produced strong results, though, and investment-grade corporate bonds also performed well amid solid corporate fundamentals. Mortgage-backed securities, despite considerable Fed support during the period, had negative results amid uncertainty regarding when the central bank would begin tapering its asset purchases.

As we look ahead, the central question for investors—assuming the economy’s recovery from the pandemic continues apace—is whether the returns on financial assets will be as robust. Valuations are elevated in nearly all asset classes, and in some areas, there are clear signs of speculation. It is not an easy environment to invest in, but our investment teams remain rooted in company fundamentals and focused on the long term, and they will continue to apply strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE FOR THE SPECTRUM CONSERVATIVE ALLOCATION FUND

The fund seeks the highest total return over time consistent with a primary emphasis on income and a secondary emphasis on capital growth.

How did the fund perform in the past 12 months?

The Spectrum Conservative Allocation Fund returned 20.70% for the 12 months ended May 31, 2021. The fund outperformed its combined index benchmark and the Lipper Mixed-Asset Target Allocation Conservative Funds Index. (The return for I Class shares reflects a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Strong security selection within the fund’s underlying investments was the leading contributor to relative performance, while diversification and tactical asset allocation also added value. With respect to security selection, the allocation to U.S. large-cap value stocks was a top contributor, driven by holdings in the information technology and health care sectors. Security selection within international developed equities also added value. Despite delivering solid absolute returns, several strategies trailed their respective benchmarks. Our allocation to U.S. small-cap stocks lagged in an environment where very strong benchmark returns were driven by a rally in low-quality and momentum stocks that do not fit our investment philosophy. The allocation to emerging markets equities also posted strong absolute returns but an underweight to materials was a headwind to performance, while security selection was a detractor from relative performance in U.S. large-cap growth stocks. Within fixed income, strong selection among U.S. investment-grade bonds contributed, as the allocation solidly outpaced the Bloomberg Barclays U.S. Aggregate Bond Index. Returns were further bolstered by selection within the absolute-return-oriented bond strategy.

Exposure to fixed income sectors not included in the fund’s benchmark—high yield and emerging markets bonds—lifted relative performance. Both sectors have rallied following a sharp downturn early in 2020, delivering strong absolute returns against a backdrop of improved risk appetite and historically low yields among higher-quality issues. Exposure to long-term Treasuries proved unfavorable, as they were among the worst performers in fixed income. However, the negative impact was moderated by our underweight allocation.

Tactical decisions to overweight and underweight various asset classes helped performance. After underperforming in the initial phases of the pandemic, U.S. large-cap value and small-cap stocks have recently rebounded strongly, and our overweight to these asset classes relative to large-cap and growth stocks worked in our favor. An overweight allocation to emerging markets stocks also contributed, as emerging markets equities outpaced stocks in developed markets outside the U.S.

The fund’s allocation to alternative investments through a conservative, diversified hedge fund of funds was a notable contributor to relative returns, as the Blackstone Hedge Fund Solutions strategy significantly outpaced cash and the fixed income index.

INVESTMENT OBJECTIVE FOR THE SPECTRUM MODERATE ALLOCATION FUND

The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

How did the fund perform in the past 12 months?

The Spectrum Moderate Allocation Fund returned 28.47% for the 12 months ended May 31, 2021. The fund outperformed its combined index benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index. (The return for I Class shares reflects a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Strong security selection within the fund’s underlying investments was the leading contributor to relative performance, while diversification and tactical asset allocation also added value. With respect to security selection, the allocation to U.S. large-cap value stocks was a top contributor, driven by holdings in the information technology and health care sectors. Security selection within international developed equities also added value. Despite delivering solid absolute returns, several strategies trailed their respective benchmarks. Our allocation to U.S. small-cap stocks lagged in an environment where very strong benchmark returns were driven by a rally in low-quality and momentum stocks that do not fit our investment philosophy. The allocation to emerging markets equities also posted strong absolute returns but an underweight to materials was a headwind to performance, while security selection was a detractor from relative performance in U.S. large-cap growth stocks. Within fixed income, strong selection among U.S. investment-grade bonds contributed, as the allocation solidly outpaced the Bloomberg Barclays U.S. Aggregate Bond Index. Returns were further bolstered by selection within the absolute-return-oriented bond strategy.

Exposure to fixed income sectors not included in the fund’s benchmark—high yield and emerging markets bonds—lifted relative performance. Both sectors have rallied following a sharp downturn early in 2020, delivering strong absolute returns against a backdrop of improved risk appetite and historically low yields among higher-quality issues. The inclusion of real assets equities also helped relative performance, although the magnitude of the impact was pared by an underweight allocation to the sector. Exposure to long-term Treasuries proved unfavorable, as they were among the worst performers in fixed income. However, the negative impact was moderated by our underweight tactical allocation.

Tactical decisions to overweight and underweight various asset classes helped performance. After underperforming in the initial phases of the pandemic, U.S. large-cap value and small-cap stocks have recently rebounded strongly, and our overweight to these asset classes relative to large-cap and growth stocks worked in our favor. An overweight allocation to emerging markets stocks also contributed, as emerging markets equities outpaced stocks in developed markets outside the U.S.

The fund’s allocation to alternative investments through a conservative, diversified hedge fund of funds was a notable contributor to relative returns, as the Blackstone Hedge Fund Solutions strategy significantly outpaced cash and the fixed income index.

INVESTMENT OBJECTIVE FOR THE SPECTRUM MODERATE GROWTH ALLOCATION FUND

The fund seeks the highest total return over time consistent with a primary emphasis on capital growth and a secondary emphasis on income.

How did the fund perform in the past 12 months?

The Spectrum Moderate Growth Allocation Fund returned 36.53% for the 12 months ended May 31, 2021. The fund outperformed its combined index benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index. (The return for I Class shares reflects a different fee structure. Past performance cannot guarantee future results. Investors should note that the short-term performance of the fund is highly unusual and unlikely to be sustained.)

What factors influenced the fund’s performance?

Strong security selection within the fund’s underlying investments was the leading contributor to relative performance, while diversification and tactical asset allocation also added value. With respect to security selection, the allocation to U.S. large-cap value stocks was a top contributor, driven by holdings in the information technology and health care sectors. Security selection within international developed equities also added value. Despite delivering solid absolute returns, several strategies trailed their respective benchmarks. Our allocation to U.S. small-cap stocks lagged in an environment where very strong benchmark returns were driven by a rally in low-quality and momentum stocks that do not fit our investment philosophy. The allocation to emerging markets equities also posted strong absolute returns but an underweight to materials was a headwind to performance, while security selection was a detractor from relative performance in U.S. large-cap growth stocks. Within fixed income, strong selection among U.S. investment-grade bonds contributed, as the allocation solidly outpaced the Bloomberg Barclays U.S. Aggregate Bond Index.

Exposure to fixed income sectors not included in the fund’s benchmark—high yield and emerging markets bonds—lifted relative performance. Both sectors have rallied following a sharp downturn early in 2020, delivering strong absolute returns against a backdrop of improved risk appetite and historically low yields among higher-quality issues. The inclusion of real assets equities also helped relative performance, although the magnitude of the impact was pared by an underweight allocation to the sector. Exposure to long-term Treasuries proved unfavorable, as they were among the worst performers in fixed income. However, the negative impact was moderated by our underweight tactical allocation.

Tactical decisions to overweight and underweight various asset classes helped performance. After underperforming in the initial phases of the pandemic, U.S. large-cap value and small-cap stocks have recently rebounded strongly, and our overweight to these asset classes relative to large-cap and growth stocks worked in our favor. An overweight allocation to emerging markets stocks also contributed, as emerging markets equities outpaced stocks in developed markets outside the U.S.

The fund’s allocation to alternative investments through a conservative, diversified hedge fund of funds was a notable contributor to relative returns, as the Blackstone Hedge Fund Solutions strategy significantly outpaced cash and the fixed income index.

How are the Spectrum Allocation Funds positioned?

As of May 31, 2021, we are slightly underweight stocks relative to bonds. Although strong economic and earnings growth could support equities, their valuations appear extended, and their risk/reward profile appears less compelling after a dramatic rebound from the drastic sell-off in early 2020. Despite higher yields, bonds remain vulnerable to further increases in rates and rising inflation expectations, but the positive economic backdrop could support certain credit sectors.

Stocks
On a regional basis, we are modestly overweight to international stocks relative to U.S. stocks. International equities offer relatively attractive valuations, and their more cyclical profile could be beneficial as the global growth outlook for 2021 continues to improve. Supportive stimulus measures and pent-up demand could also provide tailwinds for international stocks. Outside the U.S., we are overweight to emerging markets stocks relative to developed market stocks. Although fading Chinese stimulus and virus mutations pose challenges, emerging markets stocks should benefit from recovering global trade and rising commodity prices.

In the U.S., we increased our overweight in value-oriented equities, as their cyclical orientation could benefit from the anticipated pickup in post-pandemic spending, the gradual recovery in economic growth, and further fiscal stimulus. As the recovery progresses, we believe upward pressure on interest rates—typically a headwind for growth stocks—could benefit value stocks, given their heavy exposure to financials. Secular growth companies, however, remain vulnerable to extended valuations and narrow leadership. We trimmed our overweight to U.S. small-cap stocks relative to larger companies. Following a year of unprecedented strength relative to large-caps, small-cap stocks may be susceptible to a pullback.

We pared our underweight to inflation-sensitive real assets equities. An anticipated uptick in consumer spending continues to buoy commodity prices. Despite rising interest rates, the outlook for real estate benefits from an environment of improving growth and constrained supply, as well as reasonable valuations.

Bonds
We remain overweight to high yield bonds, as their yields are still relatively attractive compared with investment-grade debt. Their fundamentals are also broadly supportive amid an improving backdrop for growth and a rebound in commodities. We are overweight to floating rate bank loans, which should benefit from their shorter-duration profile should rates rise. Floating rate loans also have a higher standing in the capital structure, in addition to favorable relative valuations and credit fundamentals.

We are overweight to U.S. dollar-hedged international bonds. On a hedged basis, nondollar bond yields are still reasonably attractive for U.S.-based investors, although the hedged-yield advantage has moderated as short-term interest rate differentials have narrowed, and yields are anchored by aggressive central bank policies in response to the pandemic. We are neutral to dollar-denominated emerging markets bonds. While the sector offers attractive yields compared with developed markets, the shortage of vaccine supply in these regions is a headwind. We are overweight to emerging markets local currency bonds. Valuations remain modestly attractive and an improving macroeconomic backdrop and a weaker U.S. dollar over the intermediate term could provide tailwinds.

What is portfolio management’s outlook for the Spectrum Allocation Funds?

Global markets have staged a remarkable recovery from the historic coronavirus-induced sell-off a year ago. While the virus remains a key risk to public health and economic activity, significant progress in the distribution of vaccines and the loosening of government restrictions have driven an uptick in sentiment. Moreover, central banks and governments have taken aggressive monetary and fiscal stimulus measures, which have offset economic damage and provided a potent tailwind for risk assets. For the most part, markets appear to have priced in the likelihood that economic activity will continue to normalize over the coming months. However, in our view, there are several risks on the horizon that have yet to be fully appreciated.

Strong earnings reports, unprecedented fiscal stimulus, and indications of significant pent-up demand have bolstered expectations for an acceleration in economic activity in the year ahead but have also given rise to inflation fears. In the U.S., proposals for further stimulus and infrastructure spending are likely to be married to an increase in corporate tax rates. China faces pressures from supply chain disruption, rising commodities costs, moderating growth, and fading stimulus, while virus mutations and significant struggles with vaccine distribution pose challenges in some regions. Whereas the global economy has been buoyed by a period of extreme liquidity driven by unprecedented fiscal and monetary stimulus, these tailwinds are likely to fade as central banks begin to pursue more moderate policies. Although these conditions may not materialize as significant headwinds for growth, we believe they contribute to a less compelling risk/reward profile going forward, and we have positioned our portfolio accordingly.

The elevated levels of volatility and uncertainty in global markets underscore the value of our thoughtful strategic investing approach. Given the uncertain impact of positive and negative forces on the horizon that can drive global financial markets, we believe that the broad diversification of the Spectrum Allocation Funds and T. Rowe Price’s strengths in fundamental research will help us deliver solid returns in a variety of market environments over the long term.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments such as the discontinuation and replacement of benchmark rates are likely to affect the level of interest rates.

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

These are some of the principal risks of investing in the Spectrum Allocation Funds. For a more thorough discussion of risks, please see the prospectus.

BENCHMARK INFORMATION

Combined index benchmarks: Unmanaged blended index benchmarks composed of the following underlying indexes as of May 31, 2021:

■

Spectrum Conservative Allocation—40% stocks (28% Russell 3000 Index, 12% MSCI All Country World Index ex USA), 40% bonds (Bloomberg Barclays U.S. Aggregate Bond Index), and 20% money market securities (FTSE 3-Month Treasury Bill Index).

■

Spectrum Moderate Allocation—60% stocks (42% Russell 3000 Index, 18% MSCI All Country World Index ex USA), 30% bonds (Bloomberg Barclays U.S. Aggregate Bond Index), and 10% money market securities (FTSE 3-Month Treasury Bill Index).

■	Spectrum Moderate Growth Allocation—80% stocks (56% Russell 3000 Index, 24% MSCI All Country World Index ex USA) and 20% bonds (Bloomberg Barclays U.S. Aggregate Bond Index).

Note: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Note: FTSE is a trademark of the LSE Group and is used by FTSE International Limited (“FTSE”) under license. “NAREIT” is a trademark of the Nareit. All rights in the FTSE 3-Month Treasury Bill Index (the “Index”) vest in FTSE and Nareit. Neither FTSE, nor the LSE Group, nor Nareit accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the FTSE or Nareit is permitted without the relevant FTSE’s express written consent. FTSE, the LSE Group, and Nareit do not promote, sponsor or endorse the content of this communication.

Note: ©2021 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

May 31, 2021

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares/Par	$ Value
ASSET-BACKED SECURITIES 0.5%		
AmeriCredit Automobile Receivables Trust Series 2016-4, Class D 2.74%, 12/8/22	189,378	189
AmeriCredit Automobile Receivables Trust Series 2018-2, Class D 4.01%, 7/18/24	105,000	111
AmeriCredit Automobile Receivables Trust Series 2018-3, Class D 4.04%, 11/18/24	215,000	228
AmeriCredit Automobile Receivables Trust Series 2020-3, Class D 1.49%, 9/18/26	225,000	228
AmeriCredit Automobile Receivables Trust Series 2021-1, Class D 1.21%, 12/18/26	160,000	160
Applebee's Funding Series 2019-1A, Class A2I 4.194%, 6/7/49 (1)	333,325	343
Ares LIX Series 2021-59A, Class A, CLO, FRN 3M USD LIBOR + 1.03%, 1.215%, 4/25/34 (1)	250,000	250
Ares LVII Series 2020-57A, Class A, CLO, FRN 3M USD LIBOR + 1.32%, 1.496%, 10/25/31 (1)	300,000	300
Avis Budget Rental Car Funding AESOP Series 2019-2A, Class A 3.35%, 9/22/25 (1)	240,000	259
Avis Budget Rental Car Funding AESOP Series 2019-3A, Class B 2.65%, 3/20/26 (1)	330,000	346
Ballyrock Series 2021-1A, Class A1, CLO, FRN 3M USD LIBOR + 1.06%, 1.226%, 4/15/34 (1)	440,000	440
Benefit Street Partners XI Series 2017-11A, Class A2R, CLO, FRN 3M USD LIBOR + 1.50%, 1.684%, 4/15/29 (1)	250,000	248
BlueMountain Series 2015-2A, Class A1R, CLO, FRN 3M USD LIBOR + 0.93%, 1.12%, 7/18/27 (1)	172,400	172
Carlyle Global Market Strategies Series 2015-3A, Class A1R, CLO, FRN 3M USD LIBOR + 1.00%, 1.184%, 7/28/28 (1)	284,728	285
Carmax Auto Owner Trust Series 2020-1, Class D 2.64%, 7/15/26	500,000	518

CIFC Funding Series 2020-1A, Class A1, CLO, FRN 3M USD LIBOR + 1.70%, 1.884%, 7/15/32 (1)	250,000	251
CIFC Funding Series 2021-3A, Class A, CLO, FRN 3M USD LIBOR + 1.14%, 7/15/36 (1)(2)	260,000	260
CNH Equipment Trust Series 2017-C, Class B 2.54%, 5/15/25	30,000	30
Driven Brands Funding Series 2020-1A, Class A2 3.786%, 7/20/50 (1)	129,025	137
Driven Brands Funding Series 2020-2A, Class A2 3.237%, 1/20/51 (1)	214,463	223
Dryden Series 2020-86A, Class A, CLO, FRN 3M USD LIBOR + 1.65%, 1.84%, 7/17/30 (1)	585,000	586
Elara HGV Timeshare Issuer Series 2014-A, Class A 2.53%, 2/25/27 (1)	7,154	7
GM Financial Automobile Leasing Trust Series 2020-3, Class C 1.11%, 10/21/24	130,000	131
GM Financial Consumer Automobile Receivables Trust Series 2017-3A, Class C 2.52%, 3/16/23 (1)	90,000	90
GMF Floorplan Owner Revolving Trust Series 2020-1, Class C 1.48%, 8/15/25 (1)	305,000	310
GMF Floorplan Owner Revolving Trust Series 2020-2, Class C 1.31%, 10/15/25 (1)	120,000	121
Golub Capital Partners Series 2018-39A, Class A1, CLO, FRN 3M USD LIBOR + 1.15%, 1.338%, 10/20/28 (1)	307,739	308
Golub Capital Partners Series 2021-53A, Class B, CLO, FRN 3M USD LIBOR + 1.80%, 7/20/34 (1)(2)	260,000	260
Hardee's Funding Series 2018-1A, Class A2II 4.959%, 6/20/48 (1)	243,750	260
Hilton Grand Vacations Trust Series 2017-AA, Class A 2.66%, 12/26/28 (1)	25,615	26
Hilton Grand Vacations Trust Series 2020-AA, Class A 2.74%, 2/25/39 (1)	113,264	118

Hyundai Auto Receivables Trust Series 2020-B, Class C 1.60%, 12/15/26	205,000	209
Hyundai Auto Receivables Trust Series 2020-C, Class C 1.08%, 12/15/27	215,000	214
Jack in the Box Funding Series 2019-1A, Class A2I 3.982%, 8/25/49 (1)	258,050	265
KKR Series 33A, Class A, CLO, FRN 3M USD LIBOR + 1.17%, 1.273%, 7/20/34 (1)	250,000	250
Madison Park Funding XXXIII Series 2019-33A, Class A, CLO, FRN 3M USD LIBOR + 1.33%, 1.514%, 10/15/32 (1)	635,000	637
Madison Park Funding XXXVII Series 2019-37A, Class A1, CLO, FRN 3M USD LIBOR + 1.30%, 1.484%, 7/15/32 (1)	250,000	250
Magnetite XVIII Series 2016-18A, Class AR, CLO, FRN 3M USD LIBOR + 1.08%, 1.236%, 11/15/28 (1)	250,000	250
Magnetite XXIII Series 2019-23A, Class A, CLO, FRN 3M USD LIBOR + 1.30%, 1.476%, 10/25/32 (1)	465,000	466
Magnetite XXV Series 2020-25A, Class A, CLO, FRN 3M USD LIBOR + 1.20%, 1.455%, 1/25/32 (1)	250,000	250
MVW Owner Trust Series 2014-1A, Class A 2.25%, 9/22/31 (1)	9,400	9
MVW Owner Trust Series 2020-1A, Class C 4.21%, 10/20/37 (1)	103,059	110
Navient Private Education Loan Trust Series 2017-A, Class A2A 2.88%, 12/16/58 (1)	53,052	54
Navient Private Education Refi Loan Trust Series 2019-FA, Class A2 2.60%, 8/15/68 (1)	295,672	302
Navient Private Education Refi Loan Trust Series 2020-DA, Class A 1.69%, 5/15/69 (1)	123,130	125
Navient Private Education Refi Loan Trust Series 2020-GA, Class A 1.17%, 9/16/69 (1)	147,161	148
Navient Private Education Refi Loan Trust Series 2020-HA, Class A 1.31%, 1/15/69 (1)	89,160	90

Nelnet Student Loan Trust Series 2020-1A, Class A, FRN 1M USD LIBOR + 0.74%, 0.832%, 3/26/68 (1)	126,074	126
Neuberger Berman Loan Advisers Series 2018-29A, Class A1, CLO, FRN 3M USD LIBOR + 1.13%, 1.32%, 10/19/31 (1)	250,000	250
Neuberger Berman Loan Advisers Series 2019-32A, Class AR, CLO, FRN 3M USD LIBOR + 0.99%, 1.18%, 1/20/32 (1)	570,000	570
Neuberger Berman Loan Advisers Series 2020-38A, Class A, CLO, FRN 3M USD LIBOR + 1.30%, 1.488%, 10/20/32 (1)	290,000	291
Neuberger Berman XVI Series 2017-16SA, Class AR, CLO, FRN 3M USD LIBOR + 1.04%, 1.24%, 4/15/34 (1)	305,000	304
OCP Series 2014-7A, Class A2RR, CLO, FRN 3M USD LIBOR + 1.65%, 1.838%, 7/20/29 (1)	250,000	250
OCP Series 2020-19A, Class A1, CLO, FRN 3M USD LIBOR + 1.75%, 1.938%, 7/20/31 (1)	250,000	250
OHA Credit Funding 3 Series 2019-3A, Class AR, CLO, FRN 3M USD LIBOR + 1.14%, 7/2/35 (1)(2)	395,000	395
OZLM VII Series 2014-7RA, Class A1R, CLO, FRN 3M USD LIBOR + 1.01%, 1.20%, 7/17/29 (1)	238,635	239
Palmer Square Series 2020-2A, Class A1A, CLO, FRN 3M USD LIBOR + 1.70%, 1.884%, 7/15/31 (1)	260,000	260
Palmer Square Series 2021-2A, Class A, CLO, FRN 3M USD LIBOR + 1.15%, 7/15/34 (1)(2)	310,000	310
Reese Park Series 2020-1A, Class A1, CLO, FRN 3M USD LIBOR + 1.32%, 1.504%, 10/15/32 (1)	265,000	265
Santander Retail Auto Lease Trust Series 2019-B, Class D 3.31%, 6/20/24 (1)	325,000	336
Santander Retail Auto Lease Trust Series 2021-A, Class D 1.38%, 3/22/27 (1)	305,000	305
Sierra Timeshare Receivables Funding Series 2020-2A, Class C 3.51%, 7/20/37 (1)	119,707	124
Sierra Timeshare Receivables Funding Series 2021-1A, Class B 1.34%, 11/20/37 (1)	176,592	178

SMB Private Education Loan Trust Series 2015-B, Class A2A 2.98%, 7/15/27 (1)	35,059	35
SMB Private Education Loan Trust Series 2015-C, Class A3, FRN 1M USD LIBOR + 1.95%, 2.051%, 8/16/32 (1)	240,000	245
SMB Private Education Loan Trust Series 2016-A, Class A2A 2.70%, 5/15/31 (1)	40,657	42
SMB Private Education Loan Trust Series 2016-B, Class A2A 2.43%, 2/17/32 (1)	359,029	369
SMB Private Education Loan Trust Series 2016-C, Class A2A 2.34%, 9/15/34 (1)	183,184	188
SMB Private Education Loan Trust Series 2018-B, Class A2A 3.60%, 1/15/37 (1)	167,684	178
SMB Private Education Loan Trust Series 2018-B, Class A2B, FRN 1M USD LIBOR + 0.72%, 0.835%, 1/15/37 (1)	74,526	75
SMB Private Education Loan Trust Series 2018-C, Class A2A 3.63%, 11/15/35 (1)	201,746	213
SMB Private Education Loan Trust Series 2021-A, Class APT1 1.07%, 1/15/53 (1)	335,881	332
SMB Private Education Loan Trust Series 2021-A, Class B 2.31%, 1/15/53 (1)	240,000	241
Symphony XVII Series 2016-17A, Class AR, CLO, FRN 3M USD LIBOR + 0.88%, 1.064%, 4/15/28 (1)	414,901	415
Symphony XXIII Series 2020-23A, Class A, CLO, FRN 3M USD LIBOR + 1.32%, 1.504%, 1/15/34 (1)	580,000	582
Symphony XXVI Series 2021-26A, Class AR, CLO, FRN 3M USD LIBOR + 1.08%, 1.189%, 4/20/33 (1)	250,000	250
Wellfleet Series 2017-2A, Class A1R, CLO, FRN 3M USD LIBOR + 1.06%, 1.248%, 10/20/29 (1)	285,000	285
Total Asset-Backed Securities (Cost $18,519)		**18,727**

BOND MUTUAL FUNDS 7.9%

T. Rowe Price Inflation Protected Bond Fund - I Class, 5.22% (3)(4)	488	6

T. Rowe Price Institutional Emerging Markets Bond Fund, 4.31% (3)(4)	4,909,622	41,094
T. Rowe Price Institutional Floating Rate Fund - Institutional Class, 3.55% (3)(4)	3,393,033	33,150
T. Rowe Price Institutional High Yield Fund - Institutional Class, 3.70% (3)(4)	4,607,660	40,686
T. Rowe Price International Bond Fund (USD Hedged) - I Class, 1.46% (3)(4)	8,415,114	85,413
T. Rowe Price Limited Duration Inflation Focused Bond Fund - I Class, 4.53% (3)(4)	7,286,933	39,495
T. Rowe Price U.S. Treasury Long-Term Index Fund - I Class, 2.03% (3)(4)	5,589,991	61,714
Total Bond Mutual Funds (Cost $306,716)		**301,558**
COMMON STOCKS 70.3%		
COMMUNICATION SERVICES 9.4%		
Diversified Telecommunication Services 0.4%		
KT (KRW)	66,618	2,043
Nippon Telegraph & Telephone (JPY)	399,900	10,673
Telecom Italia (EUR)	2,999,986	1,714
		14,430
Entertainment 1.4%		
Cinemark Holdings (5)	26,976	612
Live Nation Entertainment (5)	17,226	1,552
Netflix (5)	29,757	14,962
ROBLOX, Class A (5)	7,850	736
Roku (5)	3,915	1,358
Sea, ADR (5)	56,208	14,234
Spotify Technology (5)	12,895	3,115
Walt Disney (5)	83,735	14,959
Zynga, Class A (5)	124,538	1,350
		52,878
Interactive Media & Services 6.7%		
Alphabet, Class A (5)	5,119	12,065
Alphabet, Class C (5)(6)	51,682	124,634
Facebook, Class A (5)(6)	186,765	61,395
Genius Sports (5)	8,600	207
IAC (5)	10,349	1,650
Kuaishou Technology (HKD) (5)(7)	8,900	223
Match Group (5)	50,067	7,179
NAVER (KRW)	10,896	3,541
Pinterest, Class A (5)	77,771	5,078
Snap, Class A (5)	224,481	13,945

Tencent Holdings (HKD)	286,500	22,851
Vimeo (5)	16,800	706
Z Holdings (JPY)	439,000	2,057
		255,531
Media 0.5%		
Advantage Solutions (5)	26,198	330
Advantage Solutions, Warrants, 12/31/26	6,549	22
Cable One	1,156	2,099
Charter Communications, Class A (5)	1,599	1,111
Comcast, Class A	92,159	5,284
CyberAgent (JPY)	228,000	4,563
National CineMedia	70,920	343
Stroeer (EUR)	25,552	2,088
WPP (GBP)	326,746	4,513
		20,353
Wireless Telecommunication Services 0.4%		
SoftBank Group (JPY)	36,300	2,729
T-Mobile U.S. (5)	62,448	8,833
Vodafone Group, ADR	214,065	3,954
		15,516
Total Communication Services		358,708
CONSUMER DISCRETIONARY 8.4%		
Auto Components 0.5%		
Aptiv (5)	5,913	889
Autoliv, SDR (SEK) (7)	27,048	2,821
Denso (JPY)	41,300	2,821
Gentherm (5)	15,005	1,088
Magna International	69,811	7,022
Stanley Electric (JPY)	80,100	2,378
Stoneridge (5)	18,485	563
Sumitomo Rubber Industries (JPY)	88,200	1,137
		18,719
Automobiles 0.5%		
General Motors (5)	91,610	5,433
Honda Motor (JPY)	52,400	1,600
Suzuki Motor (JPY)	62,500	2,699
Toyota Motor (JPY)	104,200	8,647
		18,379
Diversified Consumer Services 0.0%		
Bright Horizons Family Solutions (5)	9,559	1,321
		1,321

Hotels, Restaurants & Leisure 1.7%		
Bally's (5)	4,319	251
BJ's Restaurants (5)	25,061	1,385
Booking Holdings (5)	2,600	6,140
Chipotle Mexican Grill (5)	3,555	4,877
Chuy's Holdings (5)	24,044	997
Compass Group (GBP) (5)	177,507	4,046
Denny's (5)	32,597	573
Drive Shack (5)	69,300	209
Fiesta Restaurant Group (5)	51,565	701
Hilton Worldwide Holdings (5)	54,772	6,861
Marriott International, Class A (5)	35,900	5,154
McDonald's	16,885	3,949
MGM Resorts International	14,843	636
Papa John's International	22,087	2,075
Red Robin Gourmet Burgers (5)	17,925	643
Starbucks	80,939	9,217
Torchys Holdings, Class A, Acquisition Date: 11/13/20, Cost $772 (5)(8)(9)(10)	90,236	772
Vail Resorts (5)	4,047	1,323
Yum! Brands	124,945	14,990
		64,799
Household Durables 0.4%		
Cavco Industries (5)	2,546	563
Panasonic (JPY)	264,000	2,997
Persimmon (GBP)	84,122	3,761
Skyline Champion (5)	23,468	1,189
Sony Group (JPY)	50,000	4,910
Tri Pointe Homes (5)	17,600	425
		13,845
Internet & Direct Marketing Retail 3.1%		
A Place for Rover, Acquisition Date: 5/25/18, Cost $6 (5)(10)	848	8
Alibaba Group Holding, ADR (5)	56,298	12,046
Altimeter Growth (5)	27,930	350
Altimeter Growth Corp. SPAC / Grab Holdings PIPE (5)(11)	27,696	294
Amazon.com (5)(6)	26,583	85,679
ASOS (GBP) (5)	73,547	5,086
Big Sky Growth Partners (5)	27,360	274
Coupang (5)	26,665	1,088
Deliveroo Holdings, Acquisition Date: 9/12/17 - 5/16/19, Cost $316 (GBP) (5)(10)	177,400	601
DoorDash, Class A (5)	11,935	1,794
Etsy (5)	9,793	1,613
Figs, Class A (5)	2,149	73
JD.com, ADR (5)	5,442	402

Pinduoduo, ADR (5)	3,558	444
Poshmark, Class A (5)	3,421	159
RealReal (5)	29,600	517
THG (GBP) (5)	83,028	718
ThredUp, Class A (5)	13,367	315
Wayfair, Class A (5)	543	167
Zalando (EUR) (5)(7)	44,588	4,753
		116,381
Multiline Retail 0.3%		
Dollar General	28,103	5,704
Next (GBP) (5)	31,651	3,655
Ollie's Bargain Outlet Holdings (5)	23,025	1,990
		11,349
Specialty Retail 1.2%		
AutoZone (5)	2,266	3,187
Burlington Stores (5)	10,186	3,294
Carvana (5)	12,407	3,289
Five Below (5)	2,000	368
Home Depot	21,479	6,850
Kingfisher (GBP)	1,012,207	5,137
Lowe's	17,297	3,370
Monro	19,132	1,193
Petco Health & Wellness (5)	15,799	358
RH (5)	1,817	1,165
Ross Stores	65,855	8,323
TJX	114,153	7,710
		44,244
Textiles, Apparel & Luxury Goods 0.7%		
Allbirds, Acquisition Date: 10/10/18 - 12/21/18, Cost $107 (5)(8)(10)	9,780	113
Capri Holdings (5)	20,200	1,146
EssilorLuxottica (EUR) (7)	21,564	3,731
Kering (EUR)	4,447	4,058
Lululemon Athletica (5)	15,363	4,964
Moncler (EUR)	63,551	4,504
NIKE, Class B	32,306	4,408
Samsonite International (HKD) (5)	618,300	1,170
Skechers USA, Class A (5)	21,000	998
Steven Madden	6,700	277
		25,369
Total Consumer Discretionary		314,406

CONSUMER STAPLES 2.1%		
Beverages 0.3%		
Boston Beer, Class A (5)	3,814	4,036
Diageo (GBP)	112,050	5,403
Kirin Holdings (JPY)	87,500	1,762
		11,201
Food & Staples Retailing 0.3%		
Seven & i Holdings (JPY)	119,300	5,144
Walmart	36,707	5,214
Welcia Holdings (JPY)	37,200	1,133
		11,491
Food Products 0.9%		
Barry Callebaut (CHF)	1,115	2,551
Cal-Maine Foods	22,480	785
Darling Ingredients (5)	26,715	1,829
Nestle (CHF)	159,725	19,657
Nomad Foods (5)	33,535	1,029
Post Holdings (5)	13,343	1,541
Post Holdings Partnering (5)	17,985	181
Sanderson Farms	6,624	1,078
TreeHouse Foods (5)	28,256	1,376
Utz Brands	43,100	996
Wilmar International (SGD)	1,057,700	3,815
		34,838
Personal Products 0.6%		
BellRing Brands, Class A (5)	13,881	398
Estee Lauder, Class A	1,097	336
L'Oreal (EUR)	16,568	7,441
Pola Orbis Holdings (JPY)	32,500	843
Unilever (GBP)	211,672	12,688
		21,706
Total Consumer Staples		79,236
ENERGY 0.9%		
Energy Equipment & Services 0.2%		
Cactus, Class A	13,400	470
Computer Modelling Group (CAD)	38,800	175
Dril-Quip (5)	9,200	308
Halliburton	53,923	1,211
Liberty Oilfield Services, Class A (5)	76,234	1,140
NexTier Oilfield Solutions (5)	119,301	507
Worley (AUD)	325,262	2,648
		6,459

Oil, Gas & Consumable Fuels 0.7%		
Devon Energy	347,238	9,223
Diamondback Energy	21,644	1,733
Equinor (NOK)	255,470	5,488
Magnolia Oil & Gas, Class A (5)	85,189	1,101
Royal Dutch Shell, Class B, ADR	60,592	2,201
TOTAL (EUR)	131,977	6,100
Venture Global LNG, Series B, Acquisition Date: 3/8/18, Cost $21 (5)(8)(10)	7	39
Venture Global LNG, Series C, Acquisition Date: 5/25/17 - 3/8/18, Cost $279 (5)(8)(10)	77	428
		26,313
Total Energy		32,772
FINANCIALS 10.5%		
Banks 4.0%		
Atlantic Capital Bancshares (5)	16,268	457
Australia & New Zealand Banking Group (AUD)	151,229	3,347
Bank of America	660,782	28,011
BankUnited	48,034	2,296
BNP Paribas (EUR) (7)	80,029	5,450
Close Brothers Group (GBP)	52,116	1,212
Columbia Banking System	1,430	62
CrossFirst Bankshares (5)	30,306	446
DBS Group Holdings (SGD)	107,856	2,449
Dime Community Bancshares	16,585	576
DNB (NOK)	320,676	7,075
Dogwood State Bank, Non-Voting Shares, Acquisition Date: 5/6/19, Cost $56 (5)(8)(10)	5,570	67
Dogwood State Bank, Voting Shares, Acquisition Date: 5/6/19, Cost $27 (5)(8)(10)	2,736	33
Dogwood State Bank, Warrants, 5/6/24, Acquisition Date: 5/6/19, Cost $— (5)(8)(10)	831	3
East West Bancorp	20,906	1,563
Equity Bancshares, Class A (5)	14,634	481
Erste Group Bank (EUR)	67,018	2,748
FB Financial	24,874	1,041
First Bancshares	18,696	730
Five Star Bancorp (5)	3,858	102
Grasshopper Bancorp, Acquisition Date: 10/12/18 - 5/2/19, Cost $93 (5)(8)(10)	9,254	42
Grasshopper Bancorp, Warrants, 10/12/28, Acquisition Date: 10/12/18, Cost $— (5)(8)(10)	1,736	—
Heritage Commerce	56,230	667
Heritage Financial	20,509	595
Home BancShares	54,266	1,485

ING Groep (EUR)	482,388	6,671
Intesa Sanpaolo (EUR)	846,648	2,495
Investors Bancorp	53,598	797
JPMorgan Chase	69,255	11,374
Live Oak Bancshares	22,886	1,386
Lloyds Banking Group (GBP)	5,424,435	3,836
Mitsubishi UFJ Financial Group (JPY)	505,900	2,856
National Bank of Canada (CAD)	83,872	6,596
Origin Bancorp	21,370	943
Pacific Premier Bancorp	30,931	1,422
Pinnacle Financial Partners	26,393	2,400
PNC Financial Services Group	19,269	3,751
Popular	11,410	931
Professional Holding, Class A (5)	11,709	214
Prosperity Bancshares	12,232	920
Sandy Spring Bancorp	16,758	779
Seacoast Banking (5)	37,166	1,378
Signature Bank	9,751	2,435
South State	16,462	1,462
Standard Chartered (GBP)	191,463	1,377
Sumitomo Mitsui Trust Holdings (JPY)	60,558	2,079
Svenska Handelsbanken, Class A (SEK)	336,945	3,773
United Overseas Bank (SGD)	202,700	3,996
Webster Financial	18,417	1,044
Wells Fargo	532,943	24,899
Western Alliance Bancorp	27,222	2,722
		153,474
Capital Markets 2.4%		
Apollo Global Management	53,603	3,073
Bluescape Opportunities Acquisition (5)	35,704	372
Cboe Global Markets	16,990	1,891
Charles Schwab	267,090	19,725
Goldman Sachs Group	50,444	18,766
Intercontinental Exchange	3,286	371
Macquarie Group (AUD)	26,781	3,137
Morgan Stanley (6)	406,819	37,000
MSCI	2,029	950
S&P Global	16,829	6,386
StepStone Group, Class A	29,553	937
XP, Class A (5)	19,186	761
		93,369
Consumer Finance 0.1%		
Encore Capital Group (5)	20,558	952
PRA Group (5)	22,011	857
PROG Holdings	24,508	1,292

SLM	9,135	185
		3,286
Diversified Financial Services 0.5%		
Challenger (AUD)	274,699	1,105
Element Fleet Management (CAD)	362,554	4,112
Equitable Holdings	368,057	11,686
Mitsubishi HC Capital (JPY)	282,700	1,570
		18,473
Insurance 3.3%		
AIA Group (HKD)	179,400	2,293
American International Group (6)	411,456	21,741
Assurant	12,059	1,943
Aviva (GBP)	547,530	3,191
AXA (EUR)	314,105	8,649
Axis Capital Holdings	25,955	1,392
Chubb	41,854	7,115
Direct Line Insurance Group (GBP)	269,904	1,140
Hanover Insurance Group	9,412	1,313
Hartford Financial Services Group	137,401	8,979
Loews	29,762	1,738
Marsh & McLennan	37,602	5,202
MetLife	227,332	14,858
Munich Re (EUR)	28,306	8,151
PICC Property & Casualty, Class H (HKD)	2,800,000	2,673
Ping An Insurance Group, Class H (HKD)	215,000	2,340
Sampo, Class A (EUR)	120,723	5,609
Selective Insurance Group	25,445	1,915
Selectquote (5)	18,791	382
State Auto Financial	10,183	193
Storebrand (NOK)	432,179	4,314
Sun Life Financial (CAD)	115,114	6,163
Tokio Marine Holdings (JPY)	93,600	4,414
Travelers	27,077	4,324
Zurich Insurance Group (CHF)	10,307	4,304
		124,336
Thrifts & Mortgage Finance 0.2%		
Capitol Federal Financial	35,086	454
Essent Group	24,043	1,150
Housing Development Finance (INR)	82,595	2,908
Meridian Bancorp	34,261	755
PennyMac Financial Services	23,551	1,475
Sterling Bancorp (5)	34,240	165
		6,907
Total Financials		399,845

HEALTH CARE 9.2%

Biotechnology 0.8%

AbbVie	51,596	5,841
Abcam, ADR (5)	14,306	288
ACADIA Pharmaceuticals (5)	7,026	157
Acceleron Pharma (5)	8,410	1,101
Agios Pharmaceuticals (5)	11,088	618
Allogene Therapeutics (5)	4,612	119
Apellis Pharmaceuticals (5)	6,700	377
Arcutis Biotherapeutics (5)	2,929	77
Argenx, ADR (5)	6,693	1,867
Ascendis Pharma, ADR (5)	10,315	1,386
Avidity Biosciences (5)	3,236	77
Blueprint Medicines (5)	10,988	1,004
Cerevel Therapeutics Holdings (5)	7,085	93
CRISPR Therapeutics (5)	2,053	243
Enanta Pharmaceuticals (5)	1,100	54
Exact Sciences (5)	870	96
Flame Biosciences, Acquisition Date: 9/28/20, Cost $53 (5)(8)(10)	8,157	53
G1 Therapeutics (5)	6,798	148
Generation Bio (5)	19,143	656
Global Blood Therapeutics (5)	19,042	732
Homology Medicines (5)	10,656	71
IGM Biosciences (5)	5,061	378
Incyte (5)	18,871	1,581
Insmed (5)	44,462	1,094
Intellia Therapeutics (5)	4,770	357
Iovance Biotherapeutics (5)	4,528	84
Karuna Therapeutics (5)	1,756	196
Kodiak Sciences (5)	14,582	1,219
MeiraGTx Holdings (5)	5,759	79
Morphic Holding (5)	889	44
Nurix Therapeutics (5)	4,079	114
Orchard Therapeutics, ADR (5)	14,507	76
Prothena (5)	17,711	517
PTC Therapeutics (5)	2,900	114
Radius Health (5)	51,854	1,000
RAPT Therapeutics (5)	6,800	131
Repare Therapeutics (5)	4,500	145
Replimune Group (5)	3,157	123
Scholar Rock Holding (5)	18,068	485
Seagen (5)	4,723	734
TG Therapeutics (5)	1,811	63
Turning Point Therapeutics (5)	6,264	415
Ultragenyx Pharmaceutical (5)	15,490	1,575

Vertex Pharmaceuticals (5)	18,385	3,836
Xencor (5)	16,750	644
Zentalis Pharmaceuticals (5)	3,456	193
		30,255
Health Care Equipment & Supplies 2.7%		
Abbott Laboratories	56,427	6,582
Alcon (CHF)	21,836	1,519
Align Technology (5)	1,823	1,076
AtriCure (5)	13,062	976
Avanos Medical (5)	21,880	877
Axonics Modulation Technologies (5)	4,229	244
Danaher	99,846	25,575
DENTSPLY SIRONA	33,778	2,260
Elekta, Class B (SEK) (7)	207,382	3,047
ICU Medical (5)	4,419	919
Intuitive Surgical (5)	14,320	12,060
iRhythm Technologies (5)	7,362	556
JAND, Class A, Acquisition Date: 3/9/18, Cost $114 (5)(8)(10)	7,265	178
Koninklijke Philips (EUR)	200,067	11,229
Medtronic	95,263	12,059
Mesa Laboratories	1,269	312
Nevro (5)	5,729	863
NuVasive (5)	9,443	644
Outset Medical (5)	4,158	201
Pax Labs, Class A, Acquisition Date: 4/18/19, Cost $264 (5)(8)(10)	70,144	118
Penumbra (5)	2,774	691
Pulmonx (5)	1,758	76
Quidel (5)	11,891	1,405
Siemens Healthineers (EUR)	71,342	4,000
Stryker	62,069	15,844
		103,311
Health Care Providers & Services 2.4%		
Accolade (5)	8,205	414
Alignment Healthcare (5)	9,289	234
Alignment Healthcare, Acquisition Date: 2/28/20 - 3/31/21, Cost $204 (5)(10)	25,320	607
Amedisys (5)	6,876	1,777
Anthem	39,735	15,823
Centene (5)	84,451	6,216
Cigna	37,807	9,786
Cross Country Healthcare (5)	13,468	211
dentalcorp Holdings (CAD) (5)	29,745	345
Fresenius (EUR)	91,468	4,924
Hanger (5)	42,561	1,099
HCA Healthcare	85,457	18,355

Humana	2,193	960
Innovage Holding (5)	4,000	86
ModivCare (5)	6,705	987
Molina Healthcare (5)	12,255	3,080
Oak Street Health (5)	2,403	145
Option Care Health (5)	17,175	315
Pennant Group (5)	11,861	407
Privia Health Group (5)	6,698	219
U.S. Physical Therapy	8,140	947
UnitedHealth Group	60,441	24,897
		91,834
Health Care Technology 0.0%		
Certara (5)	5,518	145
Veeva Systems, Class A (5)	6,471	1,885
		2,030
Life Sciences Tools & Services 0.9%		
Adaptive Biotechnologies (5)	7,358	278
Agilent Technologies	62,481	8,631
Bruker	28,618	1,987
Evotec (EUR) (5)(7)	52,357	2,312
Olink Holding, ADR (5)	9,541	337
Quanterix (5)	3,732	192
Seer (5)	4,934	146
Seer, Class A, Acquisition Date: 12/8/20, Cost $93 (5)(10)	4,911	138
Thermo Fisher Scientific	40,824	19,167
		33,188
Pharmaceuticals 2.4%		
Arvinas (5)	1,746	127
Astellas Pharma (JPY)	474,400	7,764
AstraZeneca, ADR	214,766	12,192
Atea Pharmaceuticals (5)	3,120	64
Bausch Health (5)	100,235	3,224
Bayer (EUR)	86,761	5,447
Catalent (5)	21,007	2,202
Elanco Animal Health (5)	203,393	7,318
Eli Lilly	43,435	8,676
GlaxoSmithKline, ADR	103,955	4,030
Ipsen (EUR)	20,155	2,035
Novartis (CHF)	104,635	9,180
Otsuka Holdings (JPY)	82,200	3,380
Reata Pharmaceuticals, Class A (5)	5,021	687
Roche Holding (CHF)	31,522	10,958
Sanofi (EUR)	89,625	9,505
Takeda Pharmaceutical, ADR	85,512	1,461

TherapeuticsMD (5)	188,145	228
Zoetis	23,701	4,187
		92,665
Total Health Care		353,283
INDUSTRIALS & BUSINESS SERVICES 7.8%		
Aerospace & Defense 0.3%		
BWX Technologies	6,937	434
Meggitt (GBP) (5)	656,789	4,725
Parsons (5)	10,246	406
Safran (EUR)	20,639	3,079
Teledyne Technologies (5)	5,743	2,409
		11,053
Air Freight & Logistics 0.5%		
FedEx	32,659	10,281
United Parcel Service, Class B	44,872	9,630
		19,911
Airlines 0.2%		
Alclear Holdings, Class B, Acquisition Date: 3/6/18 - 12/13/18, Cost $291 (5)(8)(9)(10)	1,942	563
Southwest Airlines (5)	98,239	6,038
Sun Country Airlines Holdings (5)	6,687	249
		6,850
Building Products 0.1%		
Gibraltar Industries (5)	21,034	1,671
PGT Innovations (5)	32,023	774
		2,445
Commercial Services & Supplies 0.2%		
ADT	96,828	1,001
Brink's	12,299	928
Cintas	2,846	1,006
Copart (5)	2,594	335
Heritage-Crystal Clean (5)	19,135	589
MSA Safety	5,208	875
Rentokil Initial (GBP)	170,600	1,144
Tetra Tech	4,393	525
		6,403
Electrical Equipment 0.8%		
ABB (CHF)	172,267	5,874
AZZ	27,496	1,471
Generac Holdings (5)	3,462	1,138
Hubbell	31,059	5,921
Legrand (EUR)	30,042	3,137

Mitsubishi Electric (JPY)	375,500	5,785
Prysmian (EUR)	105,972	3,648
Schneider Electric (EUR)	15,147	2,390
Shoals Technologies Group, Class A (5)	24,140	666
Thermon Group Holdings (5)	12,860	224
		30,254
Industrial Conglomerates 2.1%		
DCC (GBP)	35,791	3,039
General Electric	2,734,698	38,450
Honeywell International	52,786	12,189
Melrose Industries (GBP)	1,887,903	4,614
Roper Technologies	8,450	3,803
Siemens (EUR)	100,344	16,230
		78,325
Machinery 1.5%		
Caterpillar	83,462	20,121
Chart Industries (5)	8,123	1,186
Deere	24,224	8,747
Enerpac Tool Group	49,294	1,351
ESCO Technologies	15,263	1,445
Federal Signal	19,900	845
Fortive	41,235	2,990
Graco	17,410	1,318
Helios Technologies	14,053	998
Ingersoll Rand (5)	39,127	1,942
John Bean Technologies	13,839	1,993
KION Group (EUR)	47,524	5,066
Knorr-Bremse (EUR)	18,309	2,271
Marel (ISK)	51,853	380
Meritor (5)	37,535	976
Mueller Water Products, Class A	61,051	883
SMC (JPY)	2,700	1,611
SPX (5)	17,959	1,125
THK (JPY)	56,100	1,818
Toro	9,871	1,097
		58,163
Marine 0.0%		
Matson	17,420	1,126
		1,126
Professional Services 0.9%		
Booz Allen Hamilton Holding	13,598	1,155
Clarivate (5)	79,179	2,378
CoStar Group (5)	4,590	3,920
Equifax	4,811	1,131

Huron Consulting Group (5)	5,500	301
Jacobs Engineering Group	78,780	11,193
Recruit Holdings (JPY)	89,800	4,542
TechnoPro Holdings (JPY)	37,200	2,662
Teleperformance (EUR)	8,105	3,109
TransUnion	7,120	762
Upwork (5)	48,716	2,293
		33,446
Road & Rail 0.6%		
Central Japan Railway (JPY)	16,700	2,473
CSX	24,190	2,422
Knight-Swift Transportation Holdings	17,926	855
Landstar System	4,915	838
Norfolk Southern	46,414	13,038
Saia (5)	4,600	1,059
Union Pacific	13,120	2,948
		23,633
Trading Companies & Distributors 0.6%		
Air Lease	13,100	617
Ashtead Group (GBP)	72,843	5,314
Bunzl (GBP)	60,328	1,954
Mitsubishi (JPY)	96,000	2,608
Rush Enterprises, Class A	16,872	806
SiteOne Landscape Supply (5)	15,268	2,627
Sumitomo (JPY)	208,400	2,899
United Rentals (5)	16,413	5,481
		22,306
Total Industrials & Business Services		293,915
INFORMATION TECHNOLOGY 14.5%		
Communications Equipment 0.2%		
Infinera (5)	11,300	109
LM Ericsson, Class B (SEK)	467,944	6,196
		6,305
Electronic Equipment, Instruments & Components 0.5%		
CTS	33,373	1,277
Hamamatsu Photonics (JPY)	53,500	3,244
Largan Precision (TWD)	15,000	1,638
Littelfuse	4,928	1,287
Murata Manufacturing (JPY)	56,400	4,251
National Instruments	30,938	1,262
Novanta (5)	16,017	2,226
Omron (JPY)	29,000	2,276
PAR Technology (5)	21,153	1,417

TE Connectivity	13,202	1,791
		20,669
IT Services 3.3%		
Amadeus IT Group, A Shares (EUR) (5)	26,371	1,986
ANT International, Class C, Acquisition Date: 6/7/18, Cost $1,024 (5)(8)(10)	182,540	1,287
Automatic Data Processing	522	102
Euronet Worldwide (5)	7,918	1,185
Fidelity National Information Services	34,100	5,080
Fiserv (5)	121,067	13,947
Flywire (5)	3,149	108
Global Payments	75,613	14,647
Kratos Defense & Security Solutions (5)	38,930	974
Mastercard, Class A	47,649	17,181
MongoDB (5)	3,341	975
NTT Data (JPY)	340,900	5,525
PayPal Holdings (5)	78,928	20,523
Repay Holdings (5)	17,661	401
ServiceTitan, Acquisition Date: 11/9/18 - 5/4/21, Cost $23 (5)(8)(10)	472	47
Shopify, Class A (5)	3,552	4,415
Snowflake, Class A (5)	1,540	367
Square, Class A (5)	2,028	451
StoneCo, Class A (5)	7,872	519
Themis Solutions, Acquisition Date: 4/14/21, Cost $61 (5)(8)(10)	2,720	61
Twilio, Class A (5)	3,420	1,149
Visa, Class A	146,266	33,246
Wix.com (5)	1,631	424
		124,600
Semiconductors & Semiconductor Equipment 4.5%		
Advanced Micro Devices (5)	63,626	5,095
Analog Devices	57,926	9,535
Applied Materials	184,170	25,439
ASML Holding (EUR)	14,457	9,647
ASML Holding	18,950	12,800
Broadcom	37,490	17,708
Entegris	24,740	2,831
KLA	19,977	6,331
Lattice Semiconductor (5)	59,216	3,143
Marvell Technology	84,669	4,090
Maxim Integrated Products	8,930	911
Microchip Technology	35,613	5,589
Micron Technology (5)	40,712	3,426
Monolithic Power Systems	293	101
NVIDIA	16,563	10,762

NXP Semiconductors	84,372	17,838
PDF Solutions (5)	9,019	157
QUALCOMM	51,541	6,934
Renesas Electronics (JPY) (5)(7)	164,700	1,670
Semtech (5)	6,905	435
Taiwan Semiconductor Manufacturing (TWD)	670,759	14,435
Taiwan Semiconductor Manufacturing, ADR	9,222	1,082
Texas Instruments	37,701	7,156
Tokyo Electron (JPY)	10,100	4,475
		171,590
Software 4.8%		
Atlassian, Class A (5)	9,337	2,178
Ceridian HCM Holding (5)	18,579	1,662
Checkr, Acquisition Date: 6/29/18 - 12/2/19, Cost $93 (5)(8)(10)	3,930	96
Citrix Systems	6,827	785
Coupa Software (5)	12,079	2,877
Crowdstrike Holdings, Class A (5)	4,519	1,004
Datadog, Class A (5)	11,622	1,058
Descartes Systems Group (5)	31,436	1,837
DocuSign (5)	7,826	1,578
DoubleVerify Holdings (5)	3,357	124
Duck Creek Technologies (5)	2,960	116
Five9 (5)	12,710	2,251
Fortinet (5)	15,686	3,428
Intuit	46,068	20,228
Manhattan Associates (5)	5,300	721
Microsoft (6)	355,715	88,815
nCino (5)	14,190	867
Olo, Class A (5)	7,533	255
Paycom Software (5)	5,206	1,716
salesforce.com (5)	62,235	14,818
SAP (EUR)	36,126	5,001
ServiceNow (5)	31,695	15,020
Splunk (5)	10,858	1,316
SS&C Technologies Holdings	28,266	2,088
Synopsys (5)	25,210	6,412
Toast, Acquisition Date: 9/14/18, Cost $— (5)(8)(10)	19	3
UiPath, Class A (5)	1,769	141
Workday, Class A (5)	10,387	2,376
Workiva (5)	8,100	769
Zendesk (5)	4,272	584
Zoom Video Communications, Class A (5)	12,063	3,999
		184,123
Technology Hardware, Storage & Peripherals 1.2%		
Apple (6)	287,092	35,774

Samsung Electronics (KRW)	138,347	9,986
		45,760
Total Information Technology		553,047
MATERIALS 4.4%		
Chemicals 1.9%		
Air Liquide (EUR)	25,580	4,338
Akzo Nobel (EUR)	36,726	4,716
Asahi Kasei (JPY)	314,400	3,449
BASF (EUR)	45,760	3,720
Covestro (EUR)	42,092	2,940
Eastman Chemical	7,044	883
Element Solutions	109,554	2,563
International Flavors & Fragrances	26,480	3,752
Johnson Matthey (GBP)	105,055	4,532
Linde	64,075	19,261
Minerals Technologies	13,946	1,213
PPG Industries	52,133	9,369
Quaker Chemical	4,994	1,211
Sherwin-Williams	20,703	5,870
Tosoh (JPY)	27,000	470
Umicore (EUR)	54,896	3,285
		71,572
Construction Materials 0.1%		
Martin Marietta Materials	5,055	1,838
Vulcan Materials	13,926	2,553
		4,391
Containers & Packaging 1.6%		
Amcor, CDI (AUD)	193,318	2,291
Avery Dennison	29,988	6,613
International Paper	305,249	19,261
Packaging Corp. of America	85,663	12,734
Ranpak Holdings (5)	10,472	231
Westrock	370,233	21,592
		62,722
Metals & Mining 0.7%		
Antofagasta (GBP)	191,187	4,186
BHP Group (AUD)	55,742	2,056
BHP Group (GBP)	166,029	5,006
Constellium (5)	77,590	1,386
ERO Copper (CAD) (5)	59,925	1,390
Franco-Nevada (CAD)	5,157	761
Haynes International	16,630	579
IGO (AUD)	818,041	4,793

Northern Star Resources (AUD)	119,059	1,074
Rio Tinto (AUD)	19,906	1,899
South32 (AUD)	918,716	2,110
Teck Resources, Class B	135,174	3,340
		28,580
Paper & Forest Products 0.1%		
Stora Enso, Class R (EUR)	189,409	3,306
West Fraser Timber (CAD)	12,194	943
		4,249
Total Materials		171,514
MISCELLANEOUS 0.0%		
Miscellaneous 0.0%		
KKR Acquisition Holdings I (5)	41,277	414
Total Miscellaneous		414
REAL ESTATE 1.5%		
Equity Real Estate Investment Trusts 1.3%		
American Campus Communities, REIT	25,830	1,218
Camden Property Trust, REIT	28,855	3,618
Community Healthcare Trust, REIT	10,026	474
CubeSmart, REIT	25,028	1,096
EastGroup Properties, REIT	14,614	2,310
Equinix, REIT	5,944	4,379
First Industrial Realty Trust, REIT	13,479	683
Flagship Communities, REIT	6,984	125
Great Portland Estates (GBP)	287,301	2,934
JBG SMITH Properties, REIT	34,285	1,104
Prologis, REIT	137,274	16,176
PS Business Parks, REIT	10,926	1,693
Rexford Industrial Realty, REIT	24,597	1,359
Scentre Group (AUD)	790,016	1,657
Welltower, REIT	72,547	5,424
Weyerhaeuser, REIT	125,924	4,780
		49,030
Real Estate Management & Development 0.2%		
Altus Group (CAD)	5,600	273
FirstService	18,418	2,991
Mitsui Fudosan (JPY)	211,300	4,905
		8,169
Total Real Estate		57,199

UTILITIES 1.6%		
Electric Utilities 0.5%		
Evergy	46,837	2,904
IDACORP	11,200	1,097
MGE Energy	6,039	453
NextEra Energy	87,691	6,421
Southern	155,293	9,926
		20,801
Gas Utilities 0.1%		
Beijing Enterprises Holdings (HKD)	336,500	1,167
Chesapeake Utilities	11,226	1,286
ONE Gas	19,939	1,482
Southwest Gas Holdings	23,758	1,568
		5,503
Independent Power & Renewable Electricity Producers 0.1%		
AES	78,999	2,007
Electric Power Development (JPY)	103,700	1,464
NextEra Energy Partners	11,992	820
		4,291
Multi-Utilities 0.8%		
Ameren	16,842	1,418
Dominion Energy	1,512	115
DTE Energy	1,542	213
Engie (EUR) (7)	362,626	5,373
National Grid (GBP)	318,579	4,252
NorthWestern	9,700	615
Public Service Enterprise Group	72,059	4,476
Sempra Energy	107,336	14,543
WEC Energy Group	9,773	918
		31,923
Water Utilities 0.1%		
California Water Service Group	13,371	760
Middlesex Water	8,994	773
SJW Group	13,202	851
		2,384
Total Utilities		64,902
Total Miscellaneous Common Stocks 0.0% (12)		1,016
Total Common Stocks (Cost $1,430,368)		**2,680,257**

CONVERTIBLE PREFERRED STOCKS 0.4%		
COMMUNICATION SERVICES 0.0%		
Media 0.0%		
ViacomCBS, Series A, 5.75%, 4/1/24	4,807	346
Total Communication Services		346
CONSUMER DISCRETIONARY 0.2%		
Automobiles 0.1%		
Rivian Automotive, Series D, Acquisition Date: 12/23/19, Cost $287 (5)(8)(10)	26,722	985
Rivian Automotive, Series E, Acquisition Date: 7/10/20, Cost $430 (5)(8)(10)	27,772	1,023
Rivian Automotive, Series F, Acquisition Date: 1/19/21, Cost $2,493 (5)(8)(10)	67,655	2,493
		4,501
Diversified Consumer Services 0.0%		
1stdibs.com, Series D, Acquisition Date: 2/7/19, Cost $100 (5)(8)(10)	19,927	166
		166
Hotels, Restaurants & Leisure 0.1%		
Cava Group, Series E, Acquisition Date: 6/23/20 - 3/26/21, Cost $417 (5)(8)(10)	16,822	633
Cava Group, Series F, Acquisition Date: 3/26/21, Cost $286 (5)(8)(10)	7,601	286
Torchys Holdings, Acquisition Date: 11/13/20, Cost $159 (5)(8)(9)(10)	17,718	159
		1,078
Internet & Direct Marketing Retail 0.0%		
1661, Series D, Acquisition Date: 5/28/21, Cost $242 (5)(8)(10)	41,545	242
A Place for Rover, Series G, Acquisition Date: 5/11/18, Cost $91 (5)(10)	12,138	118
		360
Textiles, Apparel & Luxury Goods 0.0%		
Allbirds, Series A, Acquisition Date: 10/10/18, Cost $35 (5)(8)(10)	3,180	37
Allbirds, Series B, Acquisition Date: 10/10/18, Cost $6 (5)(8)(10)	560	6
Allbirds, Series C, Acquisition Date: 10/9/18, Cost $58 (5)(8)(10)	5,340	62
Allbirds, Series Seed, Acquisition Date: 10/10/18, Cost $19 (5)(8)(10)	1,710	20
		125
Total Consumer Discretionary		6,230

CONSUMER STAPLES 0.0%		
Food Products 0.0%		
Farmers Business Network, Series D, Acquisition Date: 11/3/17, Cost $221 (5)(8)(10)	11,951	394
Total Consumer Staples		394
HEALTH CARE 0.0%		
Biotechnology 0.0%		
Caris Life Sciences, Series C, Acquisition Date: 8/14/20, Cost $108 (5)(8)(10)	38,898	315
Caris Life Sciences, Series D, Acquisition Date: 5/11/21, Cost $180 (5)(8)(10)	22,236	180
		495
Health Care Equipment & Supplies 0.0%		
JAND, Series E, Acquisition Date: 3/9/18, Cost $141 (5)(8)(10)	8,963	220
JAND, Series F, Acquisition Date: 4/3/20, Cost $257 (5)(8)(10)	13,191	324
Kardium, Series D-6, Acquisition Date: 1/8/21, Cost $120 (5)(8)(10)	118,345	120
		664
Health Care Providers & Services 0.0%		
Bright Health, Series E, Acquisition Date: 9/16/20, Cost $293 (5)(8)(10)	14,370	293
Honor Technology, Series D, Acquisition Date: 10/16/20, Cost $223 (5)(8)(10)	92,428	223
		516
Life Sciences Tools & Services 0.0%		
Inscripta, Series E, Acquisition Date: 3/30/21, Cost $127 (5)(8)(10)	14,444	127
National Resilience, Series B, Acquisition Date: 10/23/20, Cost $161 (5)(8)(10)	11,776	161
		288
Total Health Care		1,963
INDUSTRIALS & BUSINESS SERVICES 0.0%		
Aerospace & Defense 0.0%		
ABL Space Systems, Series B, Acquisition Date: 3/24/21, Cost $129 (5)(8)(10)	2,868	129
		129
Machinery 0.0%		
Xometry, Series A-2, Acquisition Date: 7/20/20, Cost $20 (5)(8)(10)	2,098	20
Xometry, Series B, Acquisition Date: 7/20/20, Cost $7 (5)(8)(10)	720	7
Xometry, Series C, Acquisition Date: 7/20/20, Cost $7 (5)(8)(10)	748	7
Xometry, Series D, Acquisition Date: 7/20/20, Cost $6 (5)(8)(10)	581	6
Xometry, Series E, Acquisition Date: 7/20/20, Cost $57 (5)(8)(10)	4,201	57

Xometry, Series Seed-1, Acquisition Date: 9/4/20, Cost $31 (5)(8)(10)	3,825	31
Xometry, Series Seed-2, Acquisition Date: 9/4/20, Cost $13 (5)(8)(10)	1,683	13
		141
Road & Rail 0.0%		
Convoy, Series C, Acquisition Date: 9/14/18, Cost $148 (5)(8)(10)	20,804	242
Convoy, Series D, Acquisition Date: 10/30/19, Cost $223 (5)(8)(10)	16,522	193
		435
Total Industrials & Business Services		705
INFORMATION TECHNOLOGY 0.1%		
IT Services 0.0%		
ServiceTitan, Series A-1, Acquisition Date: 11/9/18, Cost $— (5)(8)(10)	7	—
ServiceTitan, Series D, Acquisition Date: 11/9/18, Cost $87 (5)(8)(10)	3,321	356
ServiceTitan, Series F, Acquisition Date: 3/25/21, Cost $22 (5)(8)(10)	204	22
Themis Solutions, Series AA, Acquisition Date: 4/14/21, Cost $14 (5)(8)(10)	610	14
Themis Solutions, Series AB, Acquisition Date: 4/14/21, Cost $1 (5)(8)(10)	60	1
Themis Solutions, Series B, Acquisition Date: 4/14/21, Cost $2 (5)(8)(10)	70	2
Themis Solutions, Series E, Acquisition Date: 4/14/21, Cost $174 (5)(8)(10)	7,740	174
		569
Software 0.1%		
Checkr, Series C, Acquisition Date: 4/10/18, Cost $67 (5)(8)(10)	4,912	120
Checkr, Series D, Acquisition Date: 9/6/19, Cost $263 (5)(8)(10)	8,682	213
Databricks, Series G, Acquisition Date: 2/1/21, Cost $260 (5)(8)(10)	1,466	260
FLEXE, Series C, Acquisition Date: 11/18/20, Cost $119 (5)(8)(10)	9,815	119
Haul Hub, Series B, Acquisition Date: 2/14/20 - 3/3/21, Cost $98 (5)(8)(10)	6,732	98
Nuro, Series C, Acquisition Date: 10/30/20 - 3/2/21, Cost $271 (5)(8)(10)	20,748	271
Plex Systems Holdings, Series B, Acquisition Date: 6/9/14, Cost $55 (5)(8)(10)	23,742	86
SecurityScorecard, Series E, Acquisition Date: 3/5/21, Cost $118 (5)(8)(10)	7,812	118
Seismic Software, Series E, Acquisition Date: 12/13/18, Cost $127 (5)(8)(10)	20,060	176
Seismic Software, Series F, Acquisition Date: 9/25/20, Cost $16 (5)(8)(10)	1,875	16

Toast, Series B, Acquisition Date: 9/14/18, Cost $3 (5)(8)(10)	169	26
Toast, Series D, Acquisition Date: 6/27/18, Cost $214 (5)(8)(10)	12,364	1,855
Toast, Series F, Acquisition Date: 2/14/20, Cost $60 (5)(8)(10)	1,312	197
		3,555
Total Information Technology		4,124
MATERIALS 0.0%		
Chemicals 0.0%		
Redwood Materials, Series C, Acquisition Date: 5/28/21, Cost $159 (5)(8)(10)	3,356	159
Sila Nano, Series F, Acquisition Date: 1/7/21, Cost $217 (5)(8)(10)	5,247	217
Total Materials		376
UTILITIES 0.1%		
Electric Utilities 0.0%		
Southern, Series A, 6.75%, 8/1/22	19,032	985
		985
Independent Power & Renewable Electricity Producer 0.1%		
AES, 6.875%, 2/15/24	19,666	2,047
		2,047
Total Utilities		3,032
Total Convertible Preferred Stocks (Cost $12,691)		**17,170**

CORPORATE BONDS 2.2%

AbbVie, 2.95%, 11/21/26	535,000	575
AbbVie, 3.20%, 11/21/29	730,000	783
AbbVie, 4.05%, 11/21/39	355,000	396
AbbVie, 4.875%, 11/14/48	412,000	514
Adani Electricity Mumbai, 3.949%, 2/12/30	550,000	559
AerCap Ireland Capital, 3.50%, 5/26/22	150,000	154
AerCap Ireland Capital, 4.875%, 1/16/24	435,000	474
AerCap Ireland Capital, 6.50%, 7/15/25	155,000	181
AIA Group, 3.90%, 4/6/28 (1)(7)	490,000	543
Aker, 2.875%, 1/15/26 (1)	240,000	250
Alexandria Real Estate Equities, 3.95%, 1/15/28	280,000	314
Alexandria Real Estate Equities, 4.70%, 7/1/30	50,000	59
American Airlines PTT, Series 2013-1, Class A, 4.00%, 7/15/25	1	–
American Campus Communities Operating Partnership, 2.85%, 2/1/30	390,000	397
American Campus Communities Operating Partnership, 3.30%, 7/15/26	95,000	102
American Campus Communities Operating Partnership, 3.625%, 11/15/27	215,000	235

American Tower, 1.60%, 4/15/26	125,000	126
APT Pipelines, 4.25%, 7/15/27 (1)	520,000	583
Arrow Electronics, 4.00%, 4/1/25	230,000	250
AstraZeneca, 3.00%, 5/28/51	155,000	153
Astrazeneca Finance, 1.75%, 5/28/28	200,000	200
Astrazeneca Finance, 2.25%, 5/28/31	65,000	65
AT&T, 2.25%, 2/1/32	300,000	289
AT&T, 2.30%, 6/1/27	190,000	196
AT&T, 2.55%, 12/1/33 (1)	820,000	790
AT&T, 2.75%, 6/1/31	720,000	729
AT&T, 4.30%, 2/15/30	135,000	153
Ausgrid Finance, 3.85%, 5/1/23 (1)(7)	135,000	141
Ausgrid Finance, 4.35%, 8/1/28 (1)	205,000	228
Avolon Holdings Funding, 3.95%, 7/1/24 (1)	445,000	473
Avolon Holdings Funding, 4.25%, 4/15/26 (1)	60,000	64
Avolon Holdings Funding, 4.375%, 5/1/26 (1)	130,000	140
Baidu, 2.875%, 7/6/22	460,000	471
Baidu, 3.625%, 7/6/27	450,000	495
Baidu, 3.875%, 9/29/23 (7)	255,000	272
Banco Santander, 3.49%, 5/28/30	200,000	213
Bank of America, 3.248%, 10/21/27	475,000	515
Bank of America, VR, 1.898%, 7/23/31 (13)	1,525,000	1,460
Bank of America, VR, 2.496%, 2/13/31 (13)	250,000	251
Bank of America, VR, 2.592%, 4/29/31 (13)	265,000	269
Bank of America, VR, 3.419%, 12/20/28 (13)	25,000	27
Bank of America, VR, 3.559%, 4/23/27 (13)	95,000	105
Bank of America, VR, 4.271%, 7/23/29 (13)	330,000	376
Bank of America, Series L, 3.95%, 4/21/25	635,000	699
Barclays, VR, 2.852%, 5/7/26 (13)	300,000	316
Barclays, VR, 3.932%, 5/7/25 (13)	235,000	255
BAT Capital, 3.557%, 8/15/27	665,000	706
BAT International Finance, 1.668%, 3/25/26	85,000	84
BBVA Bancomer, 4.375%, 4/10/24 (1)(7)	700,000	766
Becton Dickinson & Company, 1.957%, 2/11/31	255,000	244
Becton Dickinson & Company, 2.823%, 5/20/30	150,000	156
Becton Dickinson & Company, 3.70%, 6/6/27	510,000	568
Becton Dickinson & Company, 3.794%, 5/20/50	175,000	187
Becton Dickinson & Company, 4.669%, 6/6/47	170,000	204
BNP Paribas, VR, 1.323%, 1/13/27 (1)(13)	595,000	587
BNP Paribas, VR, 3.052%, 1/13/31 (1)(13)	375,000	389
Boardwalk Pipelines, 3.40%, 2/15/31	235,000	243
Boardwalk Pipelines, 4.45%, 7/15/27	40,000	45
Boardwalk Pipelines, 4.95%, 12/15/24	175,000	196
Boardwalk Pipelines, 5.95%, 6/1/26	250,000	298
Booking Holdings, 4.625%, 4/13/30	100,000	117
Boral Finance, 3.00%, 11/1/22 (1)	30,000	31

Boral Finance, 3.75%, 5/1/28 (1)	855,000	907
Boston Properties, 3.25%, 1/30/31	100,000	105
Brixmor Operating Partnership, 3.65%, 6/15/24	134,000	145
Brixmor Operating Partnership, 3.85%, 2/1/25	285,000	309
Brixmor Operating Partnership, 4.05%, 7/1/30	70,000	77
Brixmor Operating Partnership, 4.125%, 5/15/29	445,000	490
Cameron LNG, 2.902%, 7/15/31 (1)	90,000	94
Cameron LNG, 3.302%, 1/15/35 (1)	95,000	99
Cameron LNG, 3.701%, 1/15/39 (1)	75,000	81
Capital One Financial, 3.75%, 3/9/27	775,000	867
Cardinal Health, 3.75%, 9/15/25	420,000	462
Cardinal Health, 4.50%, 11/15/44	50,000	56
Cardinal Health, 4.90%, 9/15/45	50,000	59
Celulosa Arauco y Constitucion, 4.20%, 1/29/30 (1)	550,000	596
Charter Communications Operating, 2.30%, 2/1/32	190,000	178
Charter Communications Operating, 2.80%, 4/1/31	495,000	493
Charter Communications Operating, 3.75%, 2/15/28	545,000	592
Charter Communications Operating, 4.20%, 3/15/28	310,000	346
Charter Communications Operating, 4.80%, 3/1/50	75,000	82
Charter Communications Operating, 5.125%, 7/1/49	85,000	98
Charter Communications Operating, 5.75%, 4/1/48	15,000	18
Charter Communications Operating, 6.484%, 10/23/45	50,000	66
Cheniere Corpus Christi Holdings, 3.70%, 11/15/29	225,000	242
Cheniere Corpus Christi Holdings, 5.125%, 6/30/27	70,000	81
Cigna, 2.375%, 3/15/31	135,000	134
Cigna, 3.40%, 3/15/51	170,000	169
Cigna, 4.50%, 2/25/26	235,000	269
Citigroup, VR, 3.106%, 4/8/26 (13)	215,000	230
CNO Financial Group, 5.25%, 5/30/25	79,000	90
Comcast, 3.25%, 11/1/39	300,000	309
Country Garden Holdings, 5.125%, 1/17/25	200,000	208
Country Garden Holdings, 6.15%, 9/17/25	300,000	331
Crown Castle Towers, 3.663%, 5/15/25 (1)	355,000	377
CVS Health, 1.30%, 8/21/27	180,000	175
CVS Health, 1.875%, 2/28/31	165,000	157
CVS Health, 2.70%, 8/21/40	70,000	65
CVS Health, 3.625%, 4/1/27	45,000	50
CVS Health, 4.25%, 4/1/50	515,000	580
CVS Health, 4.30%, 3/25/28	910,000	1,041
CVS Health, 5.05%, 3/25/48	135,000	167
Daimler Finance North America, 1.45%, 3/2/26 (1)	270,000	273
Daimler Finance North America, 2.45%, 3/2/31 (1)	150,000	151
Danske Bank, VR, 3.001%, 9/20/22 (1)(13)	260,000	262
Danske Bank, VR, 3.244%, 12/20/25 (1)(13)	260,000	278
Diamondback Energy, 3.25%, 12/1/26	260,000	280
Discover Financial Services, 3.75%, 3/4/25	320,000	349

Discover Financial Services, 4.10%, 2/9/27	225,000	252
Ecolab, 4.80%, 3/24/30	20,000	24
Edison International, 4.95%, 4/15/25	15,000	17
Enel Finance International, 3.625%, 5/25/27 (1)	615,000	675
Energy Transfer, 2.90%, 5/15/25	465,000	489
Energy Transfer, 4.50%, 4/15/24	50,000	55
Energy Transfer, 4.95%, 6/15/28	80,000	91
Energy Transfer, 5.00%, 5/15/50	45,000	50
Energy Transfer, 5.25%, 4/15/29	115,000	134
Energy Transfer, 5.50%, 6/1/27	35,000	41
Energy Transfer, 5.875%, 1/15/24	465,000	515
Energy Transfer, 6.00%, 6/15/48	145,000	175
Energy Transfer, 6.25%, 4/15/49	320,000	400
Eni, Series X-R, 4.75%, 9/12/28 (1)	360,000	416
Essex Portfolio, 3.375%, 4/15/26	170,000	185
Falabella, 4.375%, 1/27/25	500,000	543
GE Capital Funding, 4.05%, 5/15/27	210,000	237
GE Capital International Funding, 3.373%, 11/15/25	535,000	584
General Motors Financial, 3.20%, 7/6/21	30,000	30
General Motors Financial, 4.00%, 10/6/26	100,000	110
General Motors Financial, 4.35%, 4/9/25	165,000	184
General Motors Financial, 5.10%, 1/17/24	285,000	315
GLP Capital, 3.35%, 9/1/24	60,000	64
Goldman Sachs Group, 3.50%, 11/16/26	230,000	251
Gray Oak Pipeline, 2.00%, 9/15/23 (1)	25,000	26
Gray Oak Pipeline, 2.60%, 10/15/25 (1)	70,000	72
Gray Oak Pipeline, 3.45%, 10/15/27 (1)	30,000	31
Hasbro, 3.55%, 11/19/26	120,000	131
Healthcare Realty Trust, 2.05%, 3/15/31	95,000	91
Healthcare Realty Trust, 3.625%, 1/15/28	260,000	282
Healthpeak Properties, 2.875%, 1/15/31	35,000	36
Healthpeak Properties, 3.25%, 7/15/26	30,000	32
Healthpeak Properties, 3.50%, 7/15/29	35,000	38
Heathrow Funding, 4.875%, 7/15/21 (1)	175,000	176
Highwoods Realty, 3.05%, 2/15/30	350,000	361
Highwoods Realty, 4.125%, 3/15/28	110,000	122
HSBC Holdings, 3.90%, 5/25/26	310,000	346
HSBC Holdings, VR, 2.099%, 6/4/26 (13)	390,000	399
Humana, 4.875%, 4/1/30	265,000	314
Hyundai Capital America, 1.80%, 10/15/25 (1)	120,000	121
Hyundai Capital America, 2.375%, 2/10/23 (1)	245,000	252
ING Groep, VR, 1.726%, 4/1/27 (13)	200,000	203
Intercontinental Exchange, 1.85%, 9/15/32	650,000	606
Intercontinental Exchange, 2.10%, 6/15/30	1,095,000	1,076
JPMorgan Chase, VR, 1.578%, 4/22/27 (13)	285,000	286
JPMorgan Chase, VR, 1.953%, 2/4/32 (13)	1,085,000	1,035

JPMorgan Chase, VR, 2.182%, 6/1/28 (13)	295,000	303
JPMorgan Chase, VR, 2.739%, 10/15/30 (13)	185,000	191
JPMorgan Chase, VR, 2.956%, 5/13/31 (13)	1,000,000	1,036
JPMorgan Chase, VR, 3.54%, 5/1/28 (13)	120,000	132
Keysight Technologies, 4.60%, 4/6/27	48,000	55
Kilroy Realty, 3.45%, 12/15/24	470,000	502
Kookmin Bank, 4.50%, 2/1/29	350,000	396
Las Vegas Sands, 3.20%, 8/8/24	60,000	63
Las Vegas Sands, 3.50%, 8/18/26	95,000	101
Longfor Group Holdings, 3.95%, 9/16/29	375,000	400
LSEGA Financing, 2.00%, 4/6/28 (1)	550,000	552
LSEGA Financing, 2.50%, 4/6/31 (1)	200,000	201
LSEGA Financing, 3.20%, 4/6/41 (1)	200,000	203
Marsh & McLennan, 2.25%, 11/15/30	85,000	85
Micron Technology, 4.185%, 2/15/27	185,000	208
Micron Technology, 4.64%, 2/6/24	380,000	418
Micron Technology, 4.975%, 2/6/26	200,000	230
Micron Technology, 5.327%, 2/6/29	115,000	137
Mileage Plus Holdings, 6.50%, 6/20/27 (1)	380,000	416
Morgan Stanley, 3.75%, 2/25/23	530,000	560
Morgan Stanley, 4.00%, 7/23/25	1,035,000	1,159
Morgan Stanley, VR, 1.593%, 5/4/27 (13)	120,000	121
Morgan Stanley, VR, 1.928%, 4/28/32 (13)	85,000	81
Morgan Stanley, VR, 3.217%, 4/22/42 (13)	75,000	76
Morgan Stanley, VR, 4.431%, 1/23/30 (13)	95,000	110
Netflix, 4.625%, 5/15/29 (EUR)	290,000	441
NiSource, 1.70%, 2/15/31	150,000	140
NiSource, 3.60%, 5/1/30	155,000	169
NRG Energy, 4.45%, 6/15/29 (1)	115,000	126
NTT Finance, 1.591%, 4/3/28 (1)	295,000	291
NTT Finance, 2.065%, 4/3/31 (1)	200,000	198
NXP, 2.70%, 5/1/25 (1)	20,000	21
NXP, 3.15%, 5/1/27 (1)	40,000	43
NXP, 5.35%, 3/1/26 (1)	105,000	123
Occidental Petroleum, 2.90%, 8/15/24	650,000	649
Oracle, 2.30%, 3/25/28	160,000	163
Pacific Gas & Electric, 2.10%, 8/1/27	200,000	193
Pacific Gas & Electric, 2.50%, 2/1/31	265,000	244
Pacific Gas & Electric, 3.30%, 8/1/40	225,000	197
Pacific Gas & Electric, 4.55%, 7/1/30	620,000	652
PerkinElmer, 3.30%, 9/15/29	99,000	106
Perrigo Finance Unlimited, 4.375%, 3/15/26	400,000	441
Prologis, 1.25%, 10/15/30	85,000	78
Regency Centers, 3.60%, 2/1/27	660,000	724
Regency Centers, 3.70%, 6/15/30	70,000	76
Reynolds American, 4.45%, 6/12/25	175,000	195

Ross Stores, 1.875%, 4/15/31	205,000	197
Sabine Pass Liquefaction, 4.50%, 5/15/30	40,000	45
Sabine Pass Liquefaction, 5.00%, 3/15/27	545,000	630
Sabine Pass Liquefaction, 5.875%, 6/30/26	15,000	18
Santander UK Group Holdings, VR, 1.532%, 8/21/26 (13)	545,000	546
SBA Tower Trust, 1.631%, 11/15/26 (1)	145,000	146
SBA Tower Trust, 2.328%, 1/15/28 (1)	40,000	40
SBA Tower Trust, 2.836%, 1/15/25 (1)	340,000	357
SBA Tower Trust, 3.448%, 3/15/23 (1)	75,000	78
SBA Tower Trust, Series 2014-2A, Class C, STEP, 3.869%, 10/15/49 (1)	265,000	279
Sempra Energy, 3.40%, 2/1/28	430,000	468
Shinhan Bank, 4.00%, 4/23/29	375,000	414
Siemens Financieringsmaatschappij, 1.70%, 3/11/28 (1)	250,000	250
Siemens Financieringsmaatschappij, 2.15%, 3/11/31 (1)	320,000	317
Simon Property Group, 2.65%, 7/15/30	185,000	187
Simon Property Group, 3.30%, 1/15/26	400,000	432
SMBC Aviation Capital Finance, 3.55%, 4/15/24 (1)	210,000	223
SMBC Aviation Capital Finance, 4.125%, 7/15/23 (1)	245,000	261
Southern, 3.25%, 7/1/26	260,000	282
Standard Chartered, VR, 4.644%, 4/1/31 (1)(13)	245,000	282
Synchrony Financial, 4.25%, 8/15/24	45,000	49
Synchrony Financial, 4.375%, 3/19/24	65,000	71
T-Mobile USA, 2.05%, 2/15/28	120,000	119
T-Mobile USA, 3.50%, 4/15/25	255,000	277
T-Mobile USA, 3.75%, 4/15/27	750,000	825
Tengizchevroil Finance International, 4.00%, 8/15/26	525,000	568
Transcontinental Gas Pipe Line, 4.00%, 3/15/28	90,000	100
Transcontinental Gas Pipe Line, 4.60%, 3/15/48	130,000	152
Transurban Finance, 2.45%, 3/16/31 (1)	535,000	527
Transurban Finance, 3.375%, 3/22/27 (1)	255,000	277
Transurban Finance, 4.125%, 2/2/26 (1)	55,000	61
Trinity Acquisition, 4.40%, 3/15/26	195,000	221
United Airlines PTT, Series 2019-2, Class A, 2.90%, 5/1/28	76,455	75
United Airlines PTT, Series 2019-2, Class AA, 2.70%, 5/1/32	48,055	47
UnitedHealth Group, 2.00%, 5/15/30	1,355,000	1,344
Valero Energy, 2.15%, 9/15/27	90,000	91
Vanke Real Estate Hong Kong, 5.35%, 3/11/24	500,000	549
VEREIT Operating Partnership, 2.20%, 6/15/28	50,000	50
VEREIT Operating Partnership, 2.85%, 12/15/32	240,000	244
VEREIT Operating Partnership, 3.40%, 1/15/28	180,000	194
VEREIT Operating Partnership, 3.95%, 8/15/27	230,000	258
VEREIT Operating Partnership, 4.60%, 2/6/24	385,000	420
VEREIT Operating Partnership, 4.625%, 11/1/25	320,000	361
VEREIT Operating Partnership, 4.875%, 6/1/26	250,000	288
Verizon Communications, 1.75%, 1/20/31	555,000	522

Verizon Communications, 2.10%, 3/22/28	165,000	166
Verizon Communications, 2.55%, 3/21/31	250,000	250
Verizon Communications, 2.65%, 11/20/40	220,000	202
Verizon Communications, 2.987%, 10/30/56	1,250,000	1,111
Verizon Communications, 4.329%, 9/21/28	205,000	235
Verizon Communications, 4.522%, 9/15/48	150,000	177
Verizon Communications, 4.75%, 11/1/41	55,000	67
Vistra Operations, 3.55%, 7/15/24 (1)	405,000	425
Vodafone Group, 4.125%, 5/30/25	230,000	258
Vodafone Group, 4.875%, 6/19/49	270,000	324
Vodafone Group, 5.25%, 5/30/48	500,000	630
Volkswagen Bank, 2.50%, 7/31/26 (EUR)	100,000	135
Volkswagen Group of America Finance, 1.625%, 11/24/27 (1)	245,000	242
Volkswagen Group of America Finance, 2.85%, 9/26/24 (1)	250,000	266
Volkswagen Group of America Finance, 3.20%, 9/26/26 (1)	785,000	851
Wells Fargo, 4.30%, 7/22/27	175,000	200
Wells Fargo, VR, 2.188%, 4/30/26 (13)	150,000	156
Wells Fargo, VR, 2.393%, 6/2/28 (13)	670,000	695
Wells Fargo, VR, 2.572%, 2/11/31 (13)	1,840,000	1,876
Wells Fargo, VR, 2.879%, 10/30/30 (13)	500,000	524
Westlake Chemical, 1.625%, 7/17/29 (EUR)	100,000	126
Williams, 3.90%, 1/15/25	490,000	536
Williams, 4.00%, 9/15/25	495,000	548
Williams, 4.55%, 6/24/24	335,000	370
Williams, 5.10%, 9/15/45	230,000	272
Woodside Finance, 3.65%, 3/5/25 (1)	240,000	256
Woodside Finance, 3.70%, 9/15/26 (1)	195,000	213
Woodside Finance, 3.70%, 3/15/28 (1)	515,000	545
WPP Finance 2010, 3.75%, 9/19/24	530,000	580
Total Corporate Bonds (Cost $80,445)		**83,406**

EQUITY MUTUAL FUNDS 8.3%

T. Rowe Price Institutional Emerging Markets Equity Fund (3)	4,472,907	229,684
T. Rowe Price Real Assets Fund - I Class (3)	5,792,565	85,209
Total Equity Mutual Funds (Cost $202,279)		**314,893**

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.0%

Equate Petrochemical, 4.25%, 11/3/26	525,000	584
NBN, 2.625%, 5/5/31 (1)	210,000	211
Perusahaan Listrik Negara, 4.125%, 5/15/27 (1)	375,000	407

Saudi Arabian Oil, 3.50%, 4/16/29 (1)	550,000	595
Total Foreign Government Obligations & Municipalities (Cost $1,752)		**1,797**
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 0.7%		
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, ARM, 1M USD LIBOR + 0.88%, 0.981%, 9/15/34 (1)	167,534	167
Angel Oak Mortgage Trust, Series 2019-3, Class A2, CMO, ARM, 3.136%, 5/25/59 (1)	98,138	99
Angel Oak Mortgage Trust, Series 2019-3, Class A3, CMO, ARM, 3.238%, 5/25/59 (1)	96,446	97
Angel Oak Mortgage Trust, Series 2020-3, Class A1, CMO, ARM, 1.691%, 4/25/65 (1)	164,845	167
Angel Oak Mortgage Trust, Series 2020-5, Class A3, CMO, ARM, 2.041%, 5/25/65 (1)	80,304	81
Angel Oak Mortgage Trust, Series 2020-6, Class A3, CMO, ARM, 1.775%, 5/25/65 (1)	263,939	266
Angel Oak Mortgage Trust I, Series 2019-4, Class A3, CMO, ARM, 3.301%, 7/26/49 (1)	150,384	152
Ashford Hospitality Trust, Series 2018-ASHF, Class B, ARM, 1M USD LIBOR + 1.25%, 1.351%, 4/15/35 (1)	180,000	179
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class B, ARM, 1M USD LIBOR + 1.25%, 1.351%, 9/15/32 (1)	120,000	120
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class D, ARM, 1M USD LIBOR + 1.80%, 1.901%, 9/15/32 (1)	145,000	144
Barclays Commercial Mortgage Trust, Series 2019-BWAY, Class D, ARM, 1M USD LIBOR + 2.16%, 2.261%, 11/15/34 (1)	135,000	131
Bayview Mortgage Fund IVc Trust, Series 2017-RT3, Class A, CMO, ARM, 3.50%, 1/28/58 (1)	84,003	85
Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, CMO, ARM, 3.00%, 3/28/57 (1)	29,673	30
Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4, Class A, CMO, ARM, 3.50%, 1/28/55 (1)	111,511	114
BBCCRE Trust, Series 2015-GTP, Class C, ARM, 4.548%, 8/10/33 (1)	340,000	354
Benchmark Mortgage Trust, Series 2018-B1, Class AM, ARM, 3.878%, 1/15/51	130,000	145
BX Commercial Mortgage Trust, Series 2019-IMC, Class A, ARM, 1M USD LIBOR + 1.00%, 1.101%, 4/15/34 (1)	305,000	304
Cantor Commercial Real Estate Lending, Series 2019-CF2, Class C, ARM, 3.661%, 11/15/52	145,000	151
CIM Trust, Series 2019-INV3, Class A15, CMO, ARM, 3.50%, 8/25/49 (1)	74,066	76
CIM Trust, Series 2020-INV1, Class A2, CMO, ARM, 2.50%, 4/25/50 (1)	319,822	325

Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class AS, 3.571%, 2/10/48	55,000	58
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class AS, 3.764%, 10/12/50	260,000	286
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class AS, 3.915%, 4/14/50	260,000	287
Citigroup Commercial Mortgage Trust, Series 2018-B2, Class C, ARM, 4.671%, 3/10/51	145,000	149
Citigroup Commercial Mortgage Trust, Series 2020-555, Class B, 2.829%, 12/10/41 (1)	120,000	120
Citigroup Commercial Mortgage Trust, Series 2020-555, Class C, 3.031%, 12/10/41 (1)	100,000	98
Cold Storage Trust, Series 2020-ICE5, Class C, ARM, 1M USD LIBOR + 1.65%, 1.751%, 11/15/37 (1)	113,044	113
COLT Mortgage Loan Trust, Series 2019-3, Class A1, CMO, ARM, 2.764%, 8/25/49 (1)	99,122	99
COLT Mortgage Loan Trust, Series 2020-3, Class A1, CMO, ARM, 1.506%, 4/27/65 (1)	96,432	97
COLT Mortgage Loan Trust, Series 2020-3, Class A3, CMO, ARM, 2.38%, 4/27/65 (1)	152,464	154
Commercial Mortgage Trust, Series 2015-CR24, Class AM, ARM, 4.028%, 8/10/48	120,000	132
Commercial Mortgage Trust, Series 2015-LC21, Class B, ARM, 4.335%, 7/10/48	210,000	229
Commercial Mortgage Trust, Series 2016-CR28, Class AHR, 3.651%, 2/10/49	129,481	139
Commercial Mortgage Trust, Series 2017-PANW, Class A, 3.244%, 10/10/29 (1)	480,000	502
Commercial Mortgage Trust, Series 2017-PANW, Class B, ARM, 3.413%, 10/10/29 (1)	170,000	177
Connecticut Avenue Securities, Series 2017-C02, Class 2ED3, CMO, ARM, 1M USD LIBOR + 1.35%, 1.442%, 9/25/29	300,649	302
Connecticut Avenue Securities, Series 2017-C04, Class 2ED2, CMO, ARM, 1M USD LIBOR + 1.10%, 1.192%, 11/25/29	364,819	360
Connecticut Avenue Securities, Series 2017-C06, Class 2ED1, CMO, ARM, 1M USD LIBOR + 1.00%, 1.092%, 2/25/30	206,475	205
Connecticut Avenue Securities, Series 2018-C02, Class 2EB2, CMO, ARM, 1M USD LIBOR + 0.90%, 0.992%, 8/25/30	153,972	152
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257%, 8/15/37 (1)	125,000	129
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class AS, 3.278%, 9/15/52	140,000	150
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class B, 3.48%, 9/15/52	165,000	173
DBCG Mortgage Trust, Series 2017-BBG, Class A, ARM, 1M USD LIBOR + 0.70%, 0.801%, 6/15/34 (1)	360,000	360

DC Office Trust, Series 2019-MTC, Class D, ARM, 3.072%, 9/15/45 (1)	285,000	281
Ellington Financial Mortgage Trust, Series 2019-2, Class A1, CMO, ARM, 2.739%, 11/25/59 (1)	130,699	133
FirstKey Mortgage Trust, Series 2014-1, Class B2, CMO, ARM, 3.943%, 11/25/44 (1)	63,807	64
Flagstar Mortgage Trust, Series 2020-1INV, Class A11, CMO, ARM, 1M USD LIBOR + 0.85%, 0.942%, 3/25/50 (1)	80,313	80
FREMF Mortgage Trust, Series 2018-K731, Class B, ARM, 3.934%, 2/25/25 (1)	345,000	376
FREMF Mortgage Trust, Series 2019-K100, Class B, ARM, 3.49%, 11/25/52 (1)	245,000	263
FREMF Mortgage Trust, Series 2019-K736, Class B, ARM, 3.758%, 7/25/26 (1)	295,000	321
FREMF Mortgage Trust, Series 2019-K92, Class B, ARM, 4.193%, 5/25/52 (1)	105,000	119
FREMF Mortgage Trust, Series 2019-K98, Class B, ARM, 3.737%, 10/25/52 (1)	170,000	186
Galton Funding Mortgage Trust, Series 2018-1, Class A23, CMO, ARM, 3.50%, 11/25/57 (1)	62,149	63
Galton Funding Mortgage Trust, Series 2018-1, Class A33, CMO, ARM, 3.50%, 11/25/57 (1)	241,137	245
Galton Funding Mortgage Trust, Series 2018-2, Class A22, CMO, ARM, 4.00%, 10/25/58 (1)	63,718	65
Galton Funding Mortgage Trust, Series 2019-2, Class A42, CMO, ARM, 3.50%, 6/25/59 (1)	14,906	15
Galton Funding Mortgage Trust, Series 2019-H1, Class A1, CMO, ARM, 2.657%, 10/25/59 (1)	89,773	91
Galton Funding Mortgage Trust, Series 2019-H1, Class A3, CMO, ARM, 2.964%, 10/25/59 (1)	240,699	243
Galton Funding Mortgage Trust, Series 2020-H1, Class A1, CMO, ARM, 2.31%, 1/25/60 (1)	152,413	155
Great Wolf Trust, Series 2019-WOLF, Class A, ARM, 1M USD LIBOR + 1.034%, 1.135%, 12/15/36 (1)	225,000	225
Great Wolf Trust, Series 2019-WOLF, Class D, ARM, 1M USD LIBOR + 1.93%, 2.034%, 12/15/36 (1)	190,000	188
GS Mortgage Securities Trust, Series 2015-GC28, Class AS, 3.759%, 2/10/48	180,000	195
GS Mortgage Securities Trust, Series 2017-GS8, Class C, ARM, 4.336%, 11/10/50	480,000	523
GS Mortgage Securities Trust, Series 2019-GSA1, Class B, 3.511%, 11/10/52	390,000	416
GS Mortgage Securities Trust, Series 2019-SOHO, Class C, ARM, 1M USD LIBOR + 1.30%, 1.401%, 6/15/36 (1)	355,000	354
GS Mortgage-Backed Securities Trust, Series 2014-EB1A, Class 2A1, CMO, ARM, 1.744%, 7/25/44 (1)	6,608	7

GS Mortgage-Backed Securities Trust, Series 2019-PJ1, Class A8, CMO, ARM, 4.00%, 8/25/49 (1)	100,879	103
GS Mortgage-Backed Securities Trust, Series 2020-INV1, Class A14, CMO, ARM, 2.992%, 10/25/50 (1)	296,268	302
Homeward Opportunities Fund I Trust, Series 2019-3, Class A3, CMO, ARM, 3.031%, 11/25/59 (1)	168,829	171
Homeward Opportunities Fund I Trust, Series 2020-2, Class A1, CMO, ARM, 1.657%, 5/25/65 (1)	143,624	145
Hundred Acre Wood Trust, Series 2021-INV1, Class A27, CMO, ARM, 2.50%, 7/25/51 (1)	400,000	405
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, ARM, 1M USD LIBOR + 0.95%, 1.051%, 1/15/33 (1)	125,000	125
InTown Hotel Portfolio Trust, Series 2018-STAY, Class C, ARM, 1M USD LIBOR + 1.50%, 1.601%, 1/15/33 (1)	375,000	376
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class AS, 3.056%, 8/15/49	165,000	174
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX, 4.248%, 7/5/33 (1)	80,000	85
JPMorgan Mortgage Trust, Series 2019-INV2, Class A3, CMO, ARM, 3.50%, 2/25/50 (1)	68,544	70
JPMorgan Mortgage Trust, Series 2019-INV3, Class A15, CMO, ARM, 3.50%, 5/25/50 (1)	116,875	119
JPMorgan Mortgage Trust, Series 2019-INV3, Class A3, CMO, ARM, 3.50%, 5/25/50 (1)	135,575	138
JPMorgan Mortgage Trust, Series 2020-LTV1, Class A15, CMO, ARM, 3.50%, 6/25/50 (1)	58,045	59
JPMorgan Mortgage Trust, Series 2020-LTV1, Class A3, CMO, ARM, 3.50%, 6/25/50 (1)	130,601	134
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, CMO, ARM, 2.50%, 4/25/57 (1)	13,618	14
Mill City Mortgage Loan Trust, Series 2017-2, Class A1, CMO, ARM, 2.75%, 7/25/59 (1)	64,745	66
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class 300A, 3.749%, 8/15/31	125,000	133
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class AS, ARM, 4.036%, 5/15/48	55,000	60
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class AS, 4.068%, 12/15/47	175,000	194
Morgan Stanley Capital I Trust, Series 2015-MS1, Class AS, ARM, 4.031%, 5/15/48	25,000	27
MSCG Trust, Series 2018-SELF, Class A, ARM, 1M USD LIBOR + 0.90%, 1.001%, 10/15/37 (1)	235,000	235
New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A1, CMO, ARM, 2.71%, 11/25/59 (1)	267,432	272
New Residential Mortgage Loan Trust, Series 2020-NQM1, Class A1, CMO, ARM, 2.464%, 1/26/60 (1)	151,385	154

OBX Trust, Series 2019-EXP2, Class 1A3, CMO, ARM, 4.00%, 6/25/59 (1)	97,263	101
OBX Trust, Series 2019-EXP3, Class 1A8, CMO, ARM, 3.50%, 10/25/59 (1)	89,513	92
OBX Trust, Series 2020-EXP1, Class 1A8, CMO, ARM, 3.50%, 2/25/60 (1)	113,520	117
OBX Trust, Series 2020-EXP1, Class 2A1, CMO, ARM, 1M USD LIBOR + 0.75%, 0.842%, 2/25/60 (1)	54,150	54
OBX Trust, Series 2020-EXP2, Class A8, CMO, ARM, 3.00%, 5/25/60 (1)	270,282	276
OBX Trust, Series 2020-EXP3, Class 1A8, CMO, ARM, 3.00%, 1/25/60 (1)	239,727	244
OBX Trust, Series 2021-NQM1, Class A3, CMO, ARM, 1.329%, 2/25/66 (1)	344,511	344
Palisades Center Trust, Series 2016-PLSD, Class A, 2.713%, 4/13/33 (1)	131,000	121
Seasoned Credit Risk Transfer Trust, Series 2016-1, Class M1, CMO, ARM, 3.00%, 9/25/55 (1)	17,800	18
Sequoia Mortgage Trust, Series 2013-4, Class B1, CMO, ARM, 3.478%, 4/25/43	160,608	164
Sequoia Mortgage Trust, Series 2017-5, Class B1, CMO, ARM, 3.842%, 8/25/47 (1)	118,097	126
Sequoia Mortgage Trust, Series 2017-CH2, Class A19, CMO, ARM, 4.00%, 12/25/47 (1)	75,156	76
Sequoia Mortgage Trust, Series 2018-CH1, Class A2, CMO, ARM, 3.50%, 2/25/48 (1)	22,564	23
Sequoia Mortgage Trust, Series 2018-CH2, Class A21, CMO, ARM, 4.00%, 6/25/48 (1)	60,665	62
Sequoia Mortgage Trust, Series 2018-CH4, Class A2, CMO, ARM, 4.00%, 10/25/48 (1)	47,058	48
SG Residential Mortgage Trust, Series 2019-3, Class A1, CMO, ARM, 2.703%, 9/25/59 (1)	81,564	82
Starwood Mortgage Residential Trust, Series 2018-IMC2, Class A1, CMO, ARM, 4.121%, 10/25/48 (1)	83,830	85
Starwood Mortgage Residential Trust, Series 2019-1, Class A1, CMO, ARM, 2.941%, 6/25/49 (1)	101,340	102
Starwood Mortgage Residential Trust, Series 2019-1, Class A2, CMO, ARM, 3.146%, 6/25/49 (1)	159,192	160
Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M3, CMO, ARM, 1M USD LIBOR + 4.70%, 4.792%, 4/25/28	228,989	237
Structured Agency Credit Risk Debt Notes, Series 2016-HQA3, Class M2, CMO, ARM, 1M USD LIBOR + 1.35%, 1.442%, 3/25/29	11,660	12
Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class M1, CMO, ARM, 1M USD LIBOR + 1.20%, 1.292%, 10/25/29	151,880	152

Structured Agency Credit Risk Debt Notes, Series 2017-DNA3, Class M2AS, CMO, ARM, 1M USD LIBOR + 1.10%, 1.192%, 3/25/30	380,000	381
Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class M2AT, CMO, ARM, 1M USD LIBOR + 1.05%, 1.142%, 7/25/30	229,608	229
Structured Agency Credit Risk Debt Notes, Series 2018-DNA2, Class M1, CMO, ARM, 1M USD LIBOR + 0.80%, 0.892%, 12/25/30 (1)	48,880	49
Structured Agency Credit Risk Debt Notes, Series 2018-DNA3, Class M1, CMO, ARM, 1M USD LIBOR + 0.75%, 0.842%, 9/25/48 (1)	213	—
Structured Agency Credit Risk Debt Notes, Series 2018-HQA1, Class M2AS, CMO, ARM, 1M USD LIBOR + 1.10%, 1.192%, 9/25/30	164,329	165
Structured Agency Credit Risk Debt Notes, Series 2018-HRP2, Class M2, CMO, ARM, 1M USD LIBOR + 1.25%, 1.342%, 2/25/47 (1)	173,138	173
Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, CMO, ARM, 1M USD LIBOR + 1.85%, 1.942%, 2/25/50 (1)	605,000	610
Structured Agency Credit Risk Debt Notes, Series 2020-DNA5, Class M2, CMO, ARM, SOFR30A + 2.80%, 2.81%, 10/25/50 (1)	265,000	269
Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class M1, CMO, ARM, SOFR30A + 1.10%, 1.11%, 11/25/50 (1)	80,217	80
Towd Point Mortgage Trust, Series 2015-4, Class M1, CMO, ARM, 3.75%, 4/25/55 (1)	150,000	155
Towd Point Mortgage Trust, Series 2015-5, Class A1B, CMO, ARM, 2.75%, 5/25/55 (1)	4,178	4
Towd Point Mortgage Trust, Series 2016-1, Class A1B, CMO, ARM, 2.75%, 2/25/55 (1)	11,011	11
Towd Point Mortgage Trust, Series 2016-1, Class A3B, CMO, ARM, 3.00%, 2/25/55 (1)	33,204	34
Towd Point Mortgage Trust, Series 2016-2, Class A1A, CMO, ARM, 2.75%, 8/25/55 (1)	58,673	59
Towd Point Mortgage Trust, Series 2016-4, Class A1, CMO, ARM, 2.25%, 7/25/56 (1)	35,227	35
Towd Point Mortgage Trust, Series 2017-1, Class A1, CMO, ARM, 2.75%, 10/25/56 (1)	27,228	28
Towd Point Mortgage Trust, Series 2017-2, Class A1, CMO, ARM, 2.75%, 4/25/57 (1)	27,813	28
Towd Point Mortgage Trust, Series 2017-5, Class A1, CMO, ARM, 1M USD LIBOR + 0.60%, 0.692%, 2/25/57 (1)	43,145	43
Verus Securitization Trust, Series 2019-3, Class A3, CMO, STEP, 3.04%, 7/25/59 (1)	118,070	120
Verus Securitization Trust, Series 2019-4, Class A1, CMO, STEP, 2.642%, 11/25/59 (1)	119,263	121

Verus Securitization Trust, Series 2019-INV2, Class A2, CMO, ARM, 3.117%, 7/25/59 (1)	248,149	253
Verus Securitization Trust, Series 2020-1, Class A3, CMO, STEP, 2.724%, 1/25/60 (1)	299,187	303
Verus Securitization Trust, Series 2020-INV1, Class A3, CMO, ARM, 3.889%, 3/25/60 (1)	100,000	104
Vista Point Securitization Trust, Series 2020-1, Class A1, CMO, ARM, 1.763%, 3/25/65 (1)	107,053	108
Vista Point Securitization Trust, Series 2020-2, Class M1, CMO, ARM, 3.401%, 4/25/65 (1)	145,000	152
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class C, ARM, 4.213%, 6/15/48	460,000	496
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class C, ARM, 4.293%, 7/15/58	40,000	43
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class AS, 3.184%, 7/15/48	370,000	395
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class B, ARM, 3.917%, 7/15/50	425,000	461
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class B, 4.025%, 9/15/50	615,000	675
Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class A, ARM, 2.501%, 9/15/31 (1)	365,000	372
Wells Fargo Commercial Mortgage Trust, Series 2020-C55, Class B, 3.139%, 2/15/53	195,757	205
Wells Fargo Mortgage Backed Securities Trust, Series 2020-RR1, Class A17, CMO, ARM, 3.00%, 5/25/50 (1)	54,922	55
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class AS, ARM, 4.069%, 9/15/57	230,000	250
Worldwide Plaza Trust, Series 2017-WWP, Class A, 3.526%, 11/10/36 (1)	230,000	251
Total Non-U.S. Government Mortgage-Backed Securities (Cost $24,692)		**25,240**

PRIVATE INVESTMENT COMPANIES 3.8%

Blackstone Partners Offshore Fund (5)(8)	110,189	145,116
Total Private Investment Companies (Cost $117,042)		**145,116**

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 1.2%

U.S. Government Agency Obligations 0.8%

Federal Home Loan Mortgage		
2.50%, 4/1/30	105,411	111
3.00%, 12/1/42 - 2/1/47	670,314	713
3.50%, 8/1/42 - 3/1/46	763,867	827

4.00%, 10/1/40 - 12/1/41	181,903	199
4.50%, 9/1/23 - 5/1/42	267,053	296
5.00%, 1/1/24 - 8/1/40	71,211	80
5.50%, 1/1/40	141	—
6.00%, 10/1/21 - 8/1/38	55,964	66
6.50%, 3/1/32 - 9/1/32	24,063	27
7.00%, 6/1/32	468	—
Federal Home Loan Mortgage, ARM		
12M USD LIBOR + 1.725%, 2.725%, 7/1/35	926	1
12M USD LIBOR + 1.735%, 2.11%, 2/1/37	8,708	9
12M USD LIBOR + 1.785%, 2.16%, 2/1/37	5,016	5
12M USD LIBOR + 1.785%, 2.285%, 9/1/32	153	—
12M USD LIBOR + 1.839%, 2.214%, 1/1/37	4,796	5
Federal Home Loan Mortgage, CMO, IO, 4.50%, 5/25/50	164,710	27
Federal Home Loan Mortgage, UMBS		
2.00%, 1/1/36	499,332	516
3.00%, 5/1/31 - 12/1/50	1,129,301	1,190
4.00%, 1/1/50 - 2/1/50	509,208	544
4.50%, 5/1/50	55,019	60
Federal National Mortgage Assn.		
3.00%, 6/1/33 - 8/1/46	61,872	66
3.50%, 6/1/42 - 5/1/46	729,084	793
4.00%, 11/1/40	213,097	233
Federal National Mortgage Assn., ARM		
12M USD LIBOR + 1.77%, 2.145%, 12/1/35	772	1
12M USD LIBOR + 1.892%, 2.307%, 12/1/35	1,954	2
Federal National Mortgage Assn., CMO, 4.00%, 6/25/44	46,073	47
Federal National Mortgage Assn., CMO, IO, 6.50%, 2/25/32	1,052	—
Federal National Mortgage Assn., UMBS		
2.00%, 5/1/36	380,000	394
2.50%, 8/1/30 - 12/1/50	2,121,902	2,204
3.00%, 1/1/27 - 7/1/50	5,014,695	5,329
3.50%, 11/1/32 - 7/1/50	2,668,052	2,851
4.00%, 11/1/40 - 12/1/49	2,147,166	2,330
4.50%, 7/1/39 - 5/1/50	1,041,175	1,146
5.00%, 9/1/23 - 12/1/47	551,475	632
5.50%, 9/1/23 - 9/1/41	376,616	434
6.00%, 6/1/21 - 1/1/41	326,855	385
6.50%, 7/1/32 - 5/1/40	107,334	125
UMBS, TBA(14)		
2.00%, 6/1/51	4,030,000	4,070
2.50%, 6/1/51	2,760,000	2,857
3.00%, 6/1/51	830,000	867
4.00%, 6/1/51	515,000	550
4.50%, 6/1/51	1,010,000	1,090

31,082
U.S. Government Obligations 0.4%		
Government National Mortgage Assn.		
3.00%, 9/15/42 - 7/20/50	2,518,985	2,641
3.50%, 12/20/42 - 4/20/48	2,115,255	2,259
4.00%, 7/20/42 - 1/20/48	779,668	841
4.50%, 11/20/39 - 9/20/47	638,862	699
5.00%, 7/20/39 - 6/20/48	539,131	604
5.50%, 1/20/36 - 3/20/49	331,818	376
6.00%, 12/20/38	23,613	28
6.50%, 3/15/26 - 12/20/33	1,053	2
8.00%, 4/15/22 - 10/20/25	269	–
Government National Mortgage Assn., CMO		
3.00%, 11/20/47 - 12/20/47	87,602	90
Government National Mortgage Assn., CMO, IO		
3.50%, 4/20/39 - 5/20/43	48,881	6
4.00%, 5/20/37 - 2/20/43	69,079	4
4.50%, 12/20/39	2,914	–
Government National Mortgage Assn., TBA(14)		
2.00%, 6/20/51	980,000	996
2.50%, 6/20/51	2,688,000	2,783
3.00%, 7/20/51	925,000	965
3.50%, 6/20/51	75,000	79
4.00%, 6/20/51	705,000	748
		13,121
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $43,489)		**44,203**
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 1.8%		
U.S. Treasury Obligations 1.8%		
U.S. Treasury Bonds, 1.375%, 11/15/40	804,800	698
U.S. Treasury Bonds, 1.625%, 11/15/50	2,495,000	2,135
U.S. Treasury Bonds, 1.875%, 2/15/41	4,365,000	4,134
U.S. Treasury Bonds, 1.875%, 2/15/51	3,985,000	3,627
U.S. Treasury Bonds, 2.25%, 5/15/41	1,399,200	1,410
U.S. Treasury Inflation-Indexed Notes, 0.125%, 1/15/31	4,889,184	5,365
U.S. Treasury Notes, 0.125%, 5/15/23	5,255,000	5,253
U.S. Treasury Notes, 0.125%, 1/15/24	4,000,000	3,989
U.S. Treasury Notes, 0.125%, 2/15/24 (15)	10,265,000	10,236
U.S. Treasury Notes, 0.25%, 3/15/24	1,220,000	1,220
U.S. Treasury Notes, 0.50%, 2/28/26	10,085,000	9,969
U.S. Treasury Notes, 0.75%, 3/31/26	3,325,000	3,322
U.S. Treasury Notes, 0.75%, 4/30/26	8,085,000	8,072

U.S. Treasury Notes, 1.625%, 12/15/22 (15)	7,780,000	7,961
		67,391
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $67,367)		**67,391**
SHORT-TERM INVESTMENTS 3.4%		
Money Market Funds 3.4%		
T. Rowe Price Treasury Reserve Fund, 0.01% (3)(16)	129,694,821	129,695
Total Short-Term Investments (Cost $129,695)		**129,695**
SECURITIES LENDING COLLATERAL 0.4%		
INVESTMENTS IN A POOLED ACCOUNT THROUGH SECURITIES LENDING PROGRAM WITH JPMORGAN CHASE BANK 0.4%		
Short-Term Funds 0.4%		
T. Rowe Price Short-Term Fund, 0.08% (3)(16)	1,645,207	16,452
Total Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank		**16,452**
Total Securities Lending Collateral (Cost $16,452)		**16,452**
Total Investments in Securities 100.9% of Net Assets (Cost $2,451,507)		**$ 3,845,905**

‡ Shares/Par and Notional Amount are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $52,599 and represents 1.4% of net assets.

(2) All or a portion of this loan is unsettled as of May 31, 2021. The interest rate for unsettled loans will be determined upon settlement after period end.

(3) Affiliated Companies

(4) SEC 30-day yield

(5) Non-income producing

(6) All or a portion of this security is pledged to cover or as collateral for written call options at May 31, 2021.

(7) See Note 4. All or a portion of this security is on loan at May 31, 2021.

(8) See Note 2. Level 3 in fair value hierarchy.

(9) Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.

(10) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to $19,049 and represents 0.5% of net assets.

(11) A portion of the position represents an unfunded commitment; a liability to fund the commitment has been recognized. The fund's total unfunded commitment at May 31, 2021, was $277 and was valued at $294 (0.0% of net assets).

(12) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.

(13) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.

(14) See Note 4. To-Be-Announced purchase commitment. Total value of such securities at period-end amounts to $15,005 and represents 0.4% of net assets.

(15) At May 31, 2021, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(16) Seven-day yield

1M USD LIBOR	One month USD LIBOR (London interbank offered rate)
3M USD LIBOR	Three month USD LIBOR (London interbank offered rate)
12M USD LIBOR	Twelve month USD LIBOR (London interbank offered rate)
ADR	American Depositary Receipts
ARM	Adjustable Rate Mortgage (ARM); rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula based on the rates of the underlying loans.
AUD	Australian Dollar
CAD	Canadian Dollar
CDI	CHESS or CREST Depositary Interest
CHF	Swiss Franc
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
IO	Interest-only security for which the fund receives interest on notional principal
ISK	Iceland Krona
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
PIPE	Private Investment in Public Equity

(Amounts in 000s)

SWAPS 0.0%

Description	Notional Amount	$ Value	Upfront Payments/ $ (Receipts)**	Unrealized $ Gain/(Loss)
BILATERAL SWAPS 0.0%				
Credit Default Swaps, Protection Sold 0.0%				
Barclays Bank, Protection Sold (Relevant Credit: Republic of Chile, A1*), Receive 1.00% Quarterly, Pay upon credit default, 6/20/26	1,213	21	27	(6)
Barclays Bank, Protection Sold (Relevant Credit: United Mexican States, Baa1*), Receive 1.00% Quarterly, Pay upon credit default, 6/20/26	911	5	(1)	6
BNP Paribas, Protection Sold (Relevant Credit: Republic of Chile, A1*), Receive 1.00% Quarterly, Pay upon credit default, 6/20/26	497	9	11	(2)
Citibank, Protection Sold (Relevant Credit: United Mexican States, Baa1*), Receive 1.00% Quarterly, Pay upon credit default, 6/20/26	257	1	(1)	2
Goldman Sachs, Protection Sold (Relevant Credit: Republic of Indonesia, Baa2*), Receive 1.00% Quarterly, Pay upon credit default, 6/20/26	1,300	18	9	9
JPMorgan Chase, Protection Sold (Relevant Credit: Barclays Bank, A*), Receive 1.00% Quarterly, Pay upon credit default, 6/20/24 (EUR)	48	1	–	1
JPMorgan Chase, Protection Sold (Relevant Credit: United Mexican States, Baa1*), Receive 1.00% Quarterly, Pay upon credit default, 6/20/26	132	1	1	–
Total Bilateral Credit Default Swaps, Protection Sold			46	10
Total Bilateral Swaps			46	10

Description	Notional Amount	$ Value	Initial $ Value**	Unrealized $ Gain/(Loss)
CENTRALLY CLEARED SWAPS 0.0%				
Credit Default Swaps, Protection Sold 0.0%				
Protection Sold (Relevant Credit: Markit CDX.NA.HY-S36, 5 Year Index), Receive 5.00% Quarterly, Pay upon credit default, 6/20/26	3,135	336	272	64

The accompanying notes are an integral part of these financial statements.

May 31, 2021

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

($000s)

	Year Ended 5/31/21	5/31/20
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 27,664	$ 33,405
Net realized gain (loss)	260,600	(14,182)
Change in net unrealized gain / loss	731,093	119,805
Increase in net assets from operations	1,019,357	139,028
Distributions to shareholders		
Net earnings		
Investor Class	(73,963)	(63,540)
I Class	(12,838)	(9,753)
Decrease in net assets from distributions	(86,801)	(73,293)
Capital share transactions*		
Shares sold		
Investor Class	490,862	871,051
I Class	108,454	160,069
Distributions reinvested		
Investor Class	72,550	62,375
I Class	12,497	9,579
Shares redeemed		
Investor Class	(579,421)	(576,423)
I Class	(97,036)	(78,190)
Increase in net assets from capital share transactions	7,906	448,461
Net Assets		
Increase during period	940,462	514,196
Beginning of period	2,869,611	2,355,415
End of period	**$ 3,810,073**	**$ 2,869,611**
*Share information		
Shares sold		
Investor Class	12,217	25,871
I Class	2,702	4,714
Distributions reinvested		
Investor Class	1,818	1,769
I Class	312	271
Shares redeemed		
Investor Class	(14,668)	(17,129)
I Class	(2,494)	(2,299)
Increase (decrease) in shares outstanding	(113)	13,197

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Spectrum Funds II, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Spectrum Moderate Growth Allocation Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks the highest total return over time consistent with a primary emphasis on capital growth and a secondary emphasis on income. The fund has two classes of shares: the Spectrum Moderate Growth Allocation Fund (Investor Class) and the Spectrum Moderate Growth Allocation Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund's financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

In accordance with GAAP, the accompanying financial statements reflects investment values as of the close of the fund’s reporting period on May 31, 2021. In certain circumstances, for example, due to trading in foreign markets or significant events occurring after the close of the NYSE on the last business day of the year, there may be differences in values as of the last business day of the reporting year and values as of the close of the fund’s reporting period on the last calendar day of the year. Accordingly, the NAV per share reflected in the accompanying financial statements may differ from the last transaction price reported elsewhere.

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Investments in private investment companies are valued at the investee’s NAV per share as of the valuation date, if available. If the investee’s NAV is not available as of the valuation date or is not calculated in accordance with GAAP, the Valuation Committee may adjust the investee’s NAV to reflect fair value at the valuation date. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and exchange-traded options on futures contracts are valued at closing settlement prices. Futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2021. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2021, totaled $23,046,000 for the year ended May 31, 2021. During the year, transfers out of Level 3 were because observable market data became available for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2021, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2021, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2021, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of May 31, 2021, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of May 31, 2021, securities valued at $8,340,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2021, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.

Futures Contracts The fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2021, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 3% and 6% of net assets.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and, for options written, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2021, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 5% and 7% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2021, the notional amount of protection sold by the fund totaled $18,456,000 (0.5% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2021, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund invests in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations The fund enters into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including rate and mortgage term, and be within industry-accepted “good delivery” standards.

The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements (MSFTA) with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of May 31, 2021, no collateral was pledged by the fund or counterparties for MSFTA Transactions.

Private Investments Issued by Special Purpose Acquisition Companies Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (“IPO”). The fund may enter into a contingent commitment with a SPAC to purchase private investments in public equity (PIPE) if and when the SPAC completes its merger or acquisition. The fund maintains liquid assets sufficient to settle its commitment to purchase the PIPE. However, if the commitment expires, then no shares are purchased. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At May 31, 2021, the value of loaned securities was $15,726,000; the value of cash collateral and related investments was $16,452,000.

Mortgage-Backed Securities The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also invests in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Investment in Blackstone Partners Offshore Fund The fund invested in Blackstone Partners Offshore Fund Ltd. (Blackstone Partners), a multi-strategy hedge fund-of-funds offered by Blackstone Alternative Asset Management (BAAM), a unit of Blackstone Group L.P. (Blackstone). Blackstone Partners provides the fund exposure to alternative investments primarily through Blackstone Partners’ investments in underlying private investment funds, and the underlying funds are mostly managed by investment managers unaffiliated with BAAM or Blackstone. Blackstone Partners and the underlying funds may use leverage, engage in short-selling, and invest in commodities or other speculative investments, which may increase the risk of investment loss. Blackstone Partners and the underlying funds are not subject to the same regulatory requirements as open-end mutual funds, and, therefore, their investments and related valuations may not be as transparent. Ownership interests in Blackstone Partners are not transferable and are subject to various redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights.

In addition, Blackstone Partners’ ownership in the underlying funds may also be subject to transfer and redemption restrictions, such as advance notice requirements, limited redemption dates, and possible suspension of redemption rights. All of these restrictions are subject to change at the sole discretion of Blackstone Partners or an underlying fund’s management. As of May 31, 2021, the fund’s investment in Blackstone Partners is subject to semi-annual redemption with 95 days prior written notice and is considered an illiquid asset.

LIBOR The fund may invest in instruments that are tied to reference rates, including LIBOR. On March 5, 2021, the ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund's performance.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $1,444,637,000 and $1,614,596,000, respectively, for the year ended May 31, 2021. Purchases and sales of U.S. government securities aggregated $325,374,000 and $274,448,000, respectively, for the year ended May 31, 2021.

NOTE 5 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain and the character of foreign capital gains taxes. For the year ended May 31, 2021, the following reclassification was recorded:

Distributions during the years ended May 31, 2021 and May 31, 2020, were characterized for tax purposes as follows:

At May 31, 2021, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or certain derivative contracts and/or the realization of gains/losses on passive foreign investment companies and/or certain open derivative contracts for tax purposes. During the year ended May 31, 2021, the fund utilized $4,320,000 of capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At May 31, 2021, the effective annual group fee rate was 0.28%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, expenses were waived/paid by and/or repaid to Price Associates during the year ended May 31, 2021 as indicated in the table below. At May 31, 2021, there were no amounts subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended May 31, 2021, expenses incurred pursuant to these service agreements were $69,000 for Price Associates; $748,000 for T. Rowe Price Services, Inc.; and $221,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended May 31, 2021, are as follows:

Total management fee waived was allocated ratably in the amounts of $3,112,000 and $524,000 for the Investor Class and I Class, respectively, for the year ended May 31, 2021.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2021, this reimbursement amounted to $81,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Spectrum Funds II, Inc. and
Shareholders of T. Rowe Price Spectrum Moderate Growth Allocation Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Spectrum Moderate Growth Allocation Fund (one of the funds constituting T. Rowe Price Spectrum Funds II, Inc., referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the five years in period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodians, transfer agent, investment manager and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 20, 2021

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/21

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$11,794,000 from short-term capital gains

■	$57,422,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%

For taxable non-corporate shareholders, $34,303,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $16,080,000 of the fund's income qualifies for the dividends-received deduction.

For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends, $697,000 of the fund's income qualifies as qualified real estate investment trust (REIT) dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2020, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group); and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [190]	President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [190]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [190]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to present); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [190]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [190]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D.(c) (1963) 2012 [0]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 2001 [190]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochair of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chair of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, Chair of the Board, Director, and Chief Executive Officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.
(c)Effective March 4, 2021, Dr. Rouse resigned from her role as independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [190]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Vice President and Secretary, T. Rowe Price International; Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [190]	Director and Vice President, T. Rowe Price; President, T. Rowe Price Group, Inc.; and Vice President, T. Rowe Price Trust Company; Vice President, Spectrum Funds II

(a)All information about the interested directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Spectrum Allocation Funds	Principal Occupation(s)

Francisco Alonso (1978) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

E. Frederick Bair, CFA, CPA (1969) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stephen L. Bartolini, CFA (1977) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David J. Eiswert, CFA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

David R. Giroux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Arif Husain, CFA (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Raymond A. Mills, Ph.D., CFA (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Sébastien Page (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert A. Panariello (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Larry J. Puglia, CFA, CPA (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Charles M. Shriver, CFA (1967) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Guido F. Stubenrauch, CFA (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Toby M. Thompson, CFA, CAIA (1971) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Justin Thomson (1968) Vice President	Director, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.; Director and Vice President, T. Rowe Price International

John David Wagner, CFA (1974) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,481,000 and $3,671,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Spectrum Funds II, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 20, 2021